UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-5225
Oppenheimer Quest for Value Funds
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: October 31
Date of reporting period: 10/31/2009

Item 1. Reports to Stockholders.

October 31, 2009

Oppenheimer

Quest Balanced Fund℠

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Insurance	6.0%
Pharmaceuticals	6.0
Oil, Gas & Consumable Fuels	5.3
Computers & Peripherals	4.7
Biotechnology	3.3
Energy Equipment & Services	3.2
Semiconductors & Semiconductor Equipment	2.9
Communications Equipment	2.8
Food & Staples Retailing	2.7
Internet Software & Services	2.6
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on net assets.

Top Ten Common Stock Holdings

Apple, Inc.	3.0%
Google, Inc., Cl. A	2.6
Infosys Technologies Ltd., Sponsored ADR	2.6
AFLAC, Inc.	2.2
Occidental Petroleum Corp.	1.9
Bank of America Corp.	1.9
Transocean Ltd.	1.8
XTO Energy, Inc.	1.7
Wal-Mart Stores, Inc.	1.7
Chevron Corp.	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on net assets. For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
8 | OPPENHEIMER QUEST BALANCED FUND

Portfolio Allocation
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on the total market value of investments.
9 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. Oppenheimer Quest Balanced Fund, which invests in both stocks and bonds, returned 24.06% for its Class A shares (without sales charge) during the fiscal year ended October 31, 2009. The Fund outperformed its benchmark, the S&P 500 Index, which generated a 12-month total return of 9.80% during the period. We attribute the Fund’s outperformance to several factors, including good stock selection throughout the period and well-timed use of defensive and offensive strategies.
     The initial months of the period were characterized by a most unusual combination of economic and financial conditions, including a global economic slowdown, a U.S. recession and a massive dislocation in the credit markets. Against this backdrop, U.S. investors experienced the final months of an equity bear market and a flight to quality in the bond market. Later, with the aid of Federal Reserve actions and Treasury-backed programs, equity markets rallied; and, in the fixed-income markets, yields declined so that total returns rose well above long-term historical averages.
     Mindful of the slowing economy and exceptionally poor situation in the financial industry as the period began, we had earlier reduced the Fund’s investments in stocks and injected an extra measure of caution into our security selection. We pared the size of individual equity positions and avoided stocks of companies that appeared most vulnerable to the weakening economy or, in light of banks’ unwillingness to lend, that were highly dependent on access to the credit markets. Additionally, we positioned the fixed income portfolio conservatively, emphasizing non-Treasury securities backed by government guarantees and maintaining a short duration (i.e., a low sensitivity to interest-rate movements).
     Once we believed it had become clear that credit markets were past the point of maximum stress, we decisively repositioned the Fund in anticipation of economic recovery and more favorable conditions for equities and bonds. During this stage, we overweighted corporate and mortgage bonds, underweighted Treasury securities and sold our positions in certain financial services stocks that had held up well during the worst of the crisis or that had recovered faster than others (e.g., Wells Fargo & Co. and Morgan Stanley). In September, we bought Wells Fargo again and continue to hold it as of period’s end.
     With the exception of the short duration for the fixed-income portfolio, which detracted from results as Treasury interest rates fell early in the period, these strategic decisions worked to the Fund’s advantage. For the full 12-month period, both the fixed income and equity portfolios generated stronger returns than the S&P 500 Index and the Barclays Capital Aggregate Bond Index, which returned 13.79%.
10 | OPPENHEIMER QUEST BALANCED FUND

     More than half of the Fund’s equity portfolio outperformance was due to our stock selection in the financial services sector, where we focused on purchasing shares of large, strong institutions after the worst of the credit crisis had passed but while their stock prices were still distressed. Other strong contributors to overall results included Biogen Idec, Inc., a biotechnology company specializing in pharmaceuticals for treating neurological and autoimmune disorders and cancer, and Cameco Corp., one of the world’s largest uranium producers. During the period, Biogen reported growth in revenues and earnings based on the continuing success of its drugs. Cameco Corp. advanced on expectations that resurgence of the global economy will support uranium prices and demand going forward. We exited our position in Cameco Corp. and locked in our gains during the reporting period.
     The largest detractors from relative performance were primarily industrial stocks — most notably, commercial aircraft manufacturer and defense contractor Boeing Co. and conglomerate General Electric Co. (GE). Boeing continues to encounter costly delays in the manufacture of its newest commercial jumbo jet. GE, which participates in the financial services marketplace through a large subsidiary, saw earnings eroded by the residual effects of the credit-market crisis. We pared down our positions in both stocks, reinvesting the proceeds in stocks better positioned to benefit from improving economic and equity-market conditions.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from the inception of the Class on May 1, 2000. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. The index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.
11 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER QUEST BALANCED FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER QUEST BALANCED FUND

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER QUEST BALANCED FUND

FUND PERFORMANCE DISCUSSION
Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER QUEST BALANCED FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 11/1/91. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B does not include any contingent deferred sales charge on redemptions and uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 5/1/00. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER QUEST BALANCED FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER QUEST BALANCED FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2009	October 31, 2009	October 31, 2009

Actual
Class A	$1,000.00	$1,240.10	$8.33
Class B	1,000.00	1,235.10	12.74
Class C	1,000.00	1,236.40	12.29
Class N	1,000.00	1,239.50	9.35
Class Y	1,000.00	1,243.70	4.93

Hypothetical (5% return before expenses)
Class A	1,000.00	1,017.80	7.50
Class B	1,000.00	1,013.86	11.49
Class C	1,000.00	1,014.27	11.08
Class N	1,000.00	1,016.89	8.42
Class Y	1,000.00	1,020.82	4.44
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratio based on the 6-month period ended October 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.47%
Class B	2.25
Class C	2.17
Class N	1.65
Class Y	0.87
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS October 31, 2009

	Shares	Value

Common Stocks—63.9%
Consumer Discretionary—5.5%
Auto Components—1.0%
Goodyear Tire & Rubber Co. (The)[1]	1,800,000	$23,184,000
Hotels, Restaurants & Leisure—1.1%
International Game Technology	1,500,000	26,760,000
Household Durables—0.7%
Newell Rubbermaid, Inc.[2]	1,170,000	16,976,700
Multiline Retail—1.2%
Family Dollar Stores, Inc.[2]	1,000,000	28,300,000
Specialty Retail—1.5%
Bed Bath & Beyond, Inc.[1]	180,000	6,337,800
Gap, Inc. (The)	1,460,000	31,156,400

		37,494,200

Consumer Staples—4.0%
Food & Staples Retailing—2.7%
CVS Caremark Corp.	660,000	23,298,000
Wal-Mart Stores, Inc.	830,000	41,234,400

		64,532,400

Food Products—1.0%
Dean Foods Co.[1,2]	1,320,000	24,063,600
Household Products—0.3%
Colgate-Palmolive Co.	100,000	7,863,000
Energy—8.5%
Energy Equipment & Services—3.2%
Halliburton Co.[2]	1,176,400	34,362,644
Transocean Ltd.[1]	515,300	43,238,823

		77,601,467

Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	530,000	40,566,200
Occidental Petroleum Corp.	600,000	45,528,000
XTO Energy, Inc.	1,000,000	41,560,000

		127,654,200

Financials—11.2%
Commercial Banks—1.9%
Fifth Third Bancorp	1,500,000	13,410,000
Wells Fargo & Co.	1,190,000	32,748,800

		46,158,800
F1 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Consumer Finance—1.4%
Capital One Financial Corp.[2]	950,000	$34,770,000
Diversified Financial Services—1.9%
Bank of America Corp.	3,060,000	44,614,800
Insurance—6.0%
AFLAC, Inc.[2]	1,300,000	53,937,000
Hartford Financial Services Group, Inc. (The)[2]	1,130,000	27,707,600
MetLife, Inc.[2]	900,000	30,627,000
Prudential Financial, Inc.	720,000	32,565,600

		144,837,200

Health Care—10.2%
Biotechnology—3.3%
Biogen Idec, Inc.[1]	510,000	21,486,300
Genzyme Corp. (General Division)[1]	460,000	23,276,000
Regeneron Pharmaceuticals, Inc.[1,2]	1,010,000	15,857,000
Seattle Genetics, Inc.[1,2]	56,401	512,121
Theravance, Inc.[1,2]	1,320,000	18,440,400

		79,571,821

Health Care Providers & Services—0.9%
WellPoint, Inc.[1]	500,000	23,380,000
Pharmaceuticals—6.0%
Abbott Laboratories	460,000	23,262,200
Johnson & Johnson	480,000	28,344,000
King Pharmaceuticals, Inc.[1]	1,500,000	15,195,000
Merck & Co., Inc.[2]	670,000	20,723,100
Pfizer, Inc.	2,000,000	34,060,000
Roche Holding Ltd., Sponsored ADR[2]	570,000	22,743,000

		144,327,300

Industrials—4.8%
Aerospace & Defense—0.9%
Boeing Co. (The)	455,000	21,749,000
Air Freight & Logistics—1.3%
United Parcel Service, Inc., Cl. B	600,000	32,208,000
Industrial Conglomerates—1.3%
General Electric Co.	2,155,100	30,731,726
Machinery—1.3%
Eaton Corp.	275,700	16,666,065
Navistar International Corp.[1,2]	400,000	13,256,000

		29,922,065
F2 | OPPENHEIMER QUEST BALANCED FUND

	Shares	Value

Information Technology—15.6%
Communications Equipment—2.8%
Cisco Systems, Inc.[1]	1,500,000	$34,275,000
QUALCOMM, Inc.	790,000	32,713,900

		66,988,900

Computers & Peripherals—4.7%
Apple, Inc.[1]	390,000	73,515,000
EMC Corp.[1]	2,400,000	39,528,000

		113,043,000

Internet Software & Services—2.6%
Google, Inc., Cl. A1	118,000	63,262,160
IT Services—2.6%
Infosys Technologies Ltd., Sponsored ADR[2]	1,370,000	63,020,000
Semiconductors & Semiconductor Equipment—2.9%
ASML Holding NV2	1,090,000	29,364,600
Samsung Electronics Ltd., Sponsored GDR[3]	132,000	39,986,599

		69,351,199

Materials—3.5%
Chemicals—1.2%
Potash Corp. of Saskatchewan, Inc.	320,000	29,689,600
Metals & Mining—2.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B1,2	550,000	40,348,000
Vale SA, Sponsored ADR[2]	580,000	14,784,200

		55,132,200

Utilities—0.6%
Electric Utilities—0.6%
American Electric Power Co., Inc.	500,000	15,110,000

Total Common Stocks (Cost $1,435,843,939)		1,542,297,338

	Principal
	Amount

Asset-Backed Securities—0.8%
CWHEQ Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2007-S2, Cl. A3, 5.813%, 5/1/37	$13,917,653	4,907,739
GE Equipment Small Ticket LLC, Asset-Backed Equipment Nts., Series 2009-1, Cl. A2, 1.08%, 10/17/11	8,000,000	7,999,483
Morgan Stanley Capital, Inc., Sub. Collateralized Loan Obligations, Series 2005-NC1, Cl. A2C, 0.624%, 1/25/35[4]	3,488,685	2,920,632
F3 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Asset-Backed Securities Continued
RAMP Series 2004-RS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-RS6, Cl. AI4, 5.457%, 5/1/32	$4,076,362	$3,901,335
Residential Funding Mortgage Securities, Collaterized Loan Obligation, Series 2000-HI1, Cl. AI7, 8.29%, 2/1/25	575,078	474,130

Total Asset-Backed Securities (Cost $18,793,803)		20,203,319

Mortgage-Backed Obligations—12.4%
Government Agency—10.3%
Federal Home Loan Mortgage Corp., Series 3546, Cl. NB, 4%, 6/1/24	4,546,000	4,380,209
Federal National Mortgage Assn.:
5.50%, 1/1/38-1/1/39	91,142,538	96,090,222
6%, 8/1/37-3/1/39	114,657,330	122,008,930
Government National Mortgage Assn., 5.50%, 6/1/37-6/15/38	25,472,416	26,929,733

		249,409,094

Non-Agency—2.1%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2003-I, Cl. 2A6, 3.72%, 10/1/33[4]	14,270,315	13,289,035
Chase Mortgage Finance Trust Series 2007-A2, Multiclass Mtg. Pass-Through Certificates, Series 2007-A2, Cl. 7A1, 5.882%, 7/1/37[4]	10,960,503	9,960,419
RALI Series 2004-QS3 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS3, Cl. CB, 5%, 3/1/19	6,638,326	6,470,515
Structured Asset Securities Corporation, Mtg. Pass-Through Certificates, Series 2004-5H, Cl. A4, 5.54%, 12/1/33	6,257,000	5,907,647
Wells Fargo Mortgage Backed Securities 2005-AR16 Trust, Mtg. Pass-Through Certificates, Series 2005-AR16, Cl. 7A1, 5.263%, 10/1/35[4]	9,416,369	8,996,626
Wells Fargo Mortgage Backed Securities 2006-5 Trust, Mtg. Pass-Through Certificates, Series 2006-5, Cl. 1A3, 5.25%, 4/1/36	7,008,218	6,511,229

		51,135,471

Total Mortgage-Backed Obligations (Cost $293,892,875)		300,544,565

U.S. Government Obligations—5.3%
Federal Home Loan Bank Nts., 1.25%, 10/19/11	4,190,000	4,194,617
Federal Home Loan Mortgage Corp. Nts.:
2%, 2/24/12[2]	50,000,000	50,229,600
2.25%, 8/24/12[2]	25,000,000	25,232,200
U.S. Treasury Bonds, 4.50%, 8/15/39	12,294,000	12,841,476
U.S. Treasury Inflation-Protection Securities Index Nts., 1.875%, 7/15/19[5]	30,498,000	32,221,013
U.S. Treasury Nts., 3.625%, 8/15/19	2,388,000	2,433,522

Total U.S. Government Obligations (Cost $126,472,153)		127,152,428
F4 | OPPENHEIMER QUEST BALANCED FUND

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes—14.3%
Consumer Staples—0.5%
Tobacco—0.5%
Altria Group, Inc.:
9.25% Sr. Unsec. Nts., 8/6/19	$4,975,000	$6,037,804
9.95% Sr. Unsec. Unsub. Nts., 11/10/38	2,727,000	3,566,692
Philip Morris International, Inc., 6.375% Sr. Unsec. Unsub. Nts., 5/16/38	1,824,000	2,062,457

		11,666,953

Energy—1.4%
Energy Equipment & Services—0.5%
Pride International, Inc., 8.50% Sr. Nts., 6/15/19	4,171,000	4,681,948
Smith International, Inc., 9.75% Sr. Unsec. Nts., 3/15/19	1,425,000	1,777,207
Transocean, Inc., 6% Sr. Unsec. Unsub. Nts., 3/15/18	4,109,000	4,458,964

		10,918,119

Oil, Gas & Consumable Fuels—0.9%
Polar Tankers, Inc., 5.951% Sr. Unsec. Bonds, 5/10/37[3]	5,000,000	4,969,075
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 6.75% Sr. Sec. Bonds, 9/30/19[3]	7,600,000	8,417,897
Shell International Finance BV, 4.30% Nts., 9/22/19	8,843,000	8,890,089

		22,277,061

Financials—7.3%
Capital Markets—1.0%
Ameriprise Financial, Inc., 5.35% Sr. Unsec. Nts., 11/15/10	901,000	924,478
Goldman Sachs Group, Inc. (The):
0.883% Sr. Unsec. Nts., 9/29/14[4]	2,294,000	2,209,416
6.15% Sr. Unsec. Nts., 4/1/18	5,868,000	6,259,208
Morgan Stanley, 6.625% Sr. Unsec. Nts., Series F, 4/1/18	14,765,000	15,841,058

		25,234,160

Commercial Banks—0.5%
National City Bank, 0.649% Unsec. Sub. Nts., 12/15/16[4]	4,078,000	3,412,454
PNC Funding Corp., 4.25% Sr. Unsec. Nts., 9/21/15	8,910,000	8,948,919

		12,361,373

Consumer Finance—0.3%
Western Corporate Federal Credit Union, 1.75% Sr. Gtd. Unsec. Nts., 11/2/12[6]	6,248,000	6,247,375
F5 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Diversified Financial Services—5.3%
Bank of America Corp.:
5.75% Sr. Unsec. Nts., 12/1/17	$15,000,000	$15,266,790
6.50% Sr. Unsec. Unsub. Nts., 8/1/16	19,805,000	21,217,790
Bear Stearns Cos., Inc. (The), 0.673% Sr. Unsec. Unsub. Nts., 2/1/12[4]	15,185,000	15,105,704
Citigroup, Inc.:
4.625% Nts., 8/3/10	10,740,000	10,977,923
6% Nts., 2/21/12	15,050,000	16,014,840
8.125% Sr. Unsec. Nts., 7/15/39	5,828,000	6,802,721
8.50% Sr. Unsec. Nts., 5/22/19	9,949,000	11,641,245
JPMorgan Chase & Co., 3.70% Sr. Nts., 1/20/15	15,565,000	15,655,635
JPMorgan Chase Capital XXVII, 7% Jr. Sub. Nts., 11/1/39	15,239,000	15,384,395

		128,067,043

Insurance—0.2%
Metropolitan Life Global Funding I, 2.875% Sr. Unsec. Nts., 9/1/12[3]	5,208,000	5,229,905
Industrials—0.6%
Building Products—0.3%
Owens Corning, Inc., 9% Unsec. Sub. Nts., 6/15/19	8,182,000	8,885,218
Industrial Conglomerates—0.3%
General Electric Capital Corp., 5.90% Sr. Unsec. Unsub. Nts., 5/13/14	6,150,000	6,737,577
Materials—3.6%
Chemicals—1.0%
Agrium, Inc., 6.75% Sr. Unsec. Nts., 1/15/19	6,020,000	6,610,189
Dow Chemicals Co. (The), 8.55% Sr. Unsec. Unsub. Nts., 5/15/19	14,014,000	16,026,847

		22,637,036

Metals & Mining—2.4%
Alcoa, Inc., 5.95% Sr. Unsec. Unsub. Nts., 2/1/37	3,826,000	3,312,777
ArcelorMittal:
5.375% Sr. Unsec. Unsub. Nts., 6/1/13[3]	3,008,000	3,101,925
7% Nts., 10/15/39	13,562,000	12,858,403
9.85% Sr. Unsec. Unsub. Nts., 6/1/19	4,289,000	5,060,947
BHP Billiton Finance (USA) Ltd., 6.50% Sr. Unsec. Unsub. Nts., 4/1/19	21,549,000	24,777,881
Rio Tinto Alcan, Inc., 4.50% Sr. Unsec. Unsub. Nts., 5/15/13	6,004,000	6,214,098
Rio Tinto Finance (USA) Ltd., 9% Sr. Unsec. Nts., 5/1/19	2,198,000	2,738,200

		58,064,231

Paper & Forest Products—0.2%
International Paper Co., 9.375% Sr. Unsec. Nts., 5/15/19	4,293,000	5,202,197
F6 | OPPENHEIMER QUEST BALANCED FUND

	Principal
	Amount	Value

Telecommunication Services—0.5%
Diversified Telecommunication Services—0.5%
Verizon Communications, Inc., 6.25% Sr. Unsec. Nts., 4/1/37	$9,374,000	$9,824,336
Verizon Global Funding Corp., 5.85% Nts., 9/15/35	2,583,000	2,588,269

		12,412,605

Utilities—0.4%
Electric Utilities—0.3%
Exelon Generation Co. LLC, 6.25% Sr. Unsec. Nts., 10/1/39	5,738,000	6,006,573
Multi-Utilities—0.1%
Sempra Energy, 6% Sr. Unsec. Nts., 10/15/39	3,200,000	3,215,864

Total Non-Convertible Corporate Bonds and Notes (Cost $330,968,775)		345,163,290

Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $2,205,971,545)		2,335,360,940

	Shares

Investments Purchased with Cash Collateral from Securities Loaned—14.9%[7]
OFI Liquid Assets Fund, LLC, 0.43%[8,9] (Cost $359,176,575)	359,176,575	359,176,575
Total Investments, at Value (Cost $2,565,148,120)	111.6%	2,694,537,515
Liabilities in Excess of Other Assets	(11.6)	(280,067,460)

Net Assets	100.0%	$2,414,470,055

Footnotes to Statement of Investments
1.	Non-income producing security.

2.	Partial or fully-loaned security. See Note 5 of accompanying Notes.

3.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $61,705,401 or 2.56% of the Fund’s net assets as of October 31, 2009.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Denotes an inflation-indexed security: coupon and principal are indexed to a consumer price index.

6.	When-issued security or delayed delivery to be delivered and settled after October 31, 2009. See Note 1 of accompanying Notes.

7.	The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 of accompanying Notes.

8.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2008	Additions	Reductions	October 31, 2009

OFI Liquid Assets Fund, LLC	142,691,700	1,893,807,408	1,677,322,533	359,176,575

	Value	Income

OFI Liquid Assets Fund, LLC	$359,176,575	$1,540,892	[a]
a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
9.	Rate shown is the 7-day yield as of October 31, 2009.
F7 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$132,714,900	$—	$—	$132,714,900
Consumer Staples	96,459,000	—	—	96,459,000
Energy	205,255,667	—	—	205,255,667
Financials	270,380,800	—	—	270,380,800
Health Care	247,279,121	—	—	247,279,121
Industrials	114,610,791	—	—	114,610,791
Information Technology	335,678,660	39,986,599	—	375,665,259
Materials	84,821,800	—	—	84,821,800
Utilities	15,110,000	—	—	15,110,000
Asset-Backed Securities	—	20,203,319	—	20,203,319
Mortgage-Backed Obligations	—	300,544,565	—	300,544,565
U.S. Government Obligations	—	127,152,428	—	127,152,428
Non-Convertible Corporate Bonds and Notes	—	345,163,290	—	345,163,290
Investments Purchased with Cash Collateral from Securities Loaned	359,176,575	—	—	359,176,575

Total Assets	$1,861,487,314	$833,050,201	$—	$2,694,537,515

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,205,971,545)	$2,335,360,940
Affiliated companies (cost $359,176,575)	359,176,575

2,694,537,515
Cash	41,439,602
Receivables and other assets:
Investments sold	185,258,447
Interest and dividends	7,427,773
Other	281,694

Total assets	2,928,945,031

Liabilities
Return of collateral for securities loaned	359,176,575
Payables and other liabilities:
Investments purchased (including $6,240,190 purchased on a when-issued or delayed delivery basis)	147,902,656
Shares of beneficial interest redeemed	4,755,252
Trustees’ compensation	1,135,374
Transfer and shareholder servicing agent fees	675,106
Distribution and service plan fees	517,723
Shareholder communications	229,407
Other	82,883

Total liabilities	514,474,976

Net Assets	$2,414,470,055

Composition of Net Assets
Par value of shares of beneficial interest	$1,862,823
Additional paid-in capital	3,511,381,383
Accumulated net investment income	575,228
Accumulated net realized loss on investments	(1,228,738,774)
Net unrealized appreciation on investments	129,389,395

Net Assets	$2,414,470,055

F9 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,584,419,753 and 121,373,398 shares of beneficial interest outstanding)	$13.05
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$13.85

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $353,853,191 and 27,715,015 shares of beneficial interest outstanding)	$12.77

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $366,167,170 and 28,682,075 shares of beneficial interest outstanding)	$12.77

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $74,293,170 and 5,773,331 shares of beneficial interest outstanding)	$12.87

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,736,771 and 2,738,482 shares of beneficial interest outstanding)	$13.05
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER QUEST BALANCED FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2009

Investment Income
Interest	$33,972,309
Dividends (net of foreign withholding taxes of $439,207)	29,572,252
Income from investment of securities lending cash collateral, net—affiliated companies	1,540,892

Total investment income	65,085,453

Expenses
Management fees	17,598,063
Distribution and service plan fees:
Class A	3,746,004
Class B	3,565,932
Class C	3,429,952
Class N	351,582
Transfer and shareholder servicing agent fees:
Class A	5,168,691
Class B	1,952,885
Class C	1,140,903
Class N	255,953
Class Y	81,050
Shareholder communications:
Class A	1,031,418
Class B	355,005
Class C	217,977
Class N	27,509
Class Y	6,842
Trustees’ compensation	183,807
Custodian fees and expenses	9,546
Other	242,448

Total expenses	39,365,567
Less reduction to custodian expenses	(3,971)
Less waivers and reimbursements of expenses	(2,066,855)

Net expenses	317,294,741

Net Investment Income	27,790,712

Realized and Unrealized Gain (Loss)
Net realized loss on investments from unaffiliated companies	(396,810,628)
Net change in unrealized appreciation on investments	840,396,970

Net Increase in Net Assets Resulting from Operations	$471,377,054

See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER QUEST BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2009	2008

Operations
Net investment income	$27,790,712	$63,728,531
Net realized loss	(396,810,628)	(832,760,905)
Net change in unrealized appreciation (depreciation)	840,396,970	(854,819,259)

Net increase (decrease) in net assets resulting from operations	471,377,054	(1,623,851,633)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(22,045,016)	(45,931,264)
Class B	(3,401,393)	(7,436,482)
Class C	(3,335,134)	(7,000,007)
Class N	(976,059)	(2,071,501)
Class Y	(1,053,561)	(3,787,522)

	(30,811,163)	(66,226,776)

Distributions from net realized gain:
Class A	—	(341,185,033)
Class B	—	(135,785,144)
Class C	—	(99,519,895)
Class N	—	(19,443,639)
Class Y	—	(25,395,320)

	—	(621,329,031)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Class A	(229,050,508)	(120,513,898)
Class B	(122,768,644)	(438,107,112)
Class C	(73,675,430)	(151,771,032)
Class N	(15,893,913)	(23,435,568)
Class Y	(52,853,459)	(52,340,651)

	(494,241,954)	(786,168,261)

Net Assets
Total decrease	(53,676,063)	(3,097,575,701)
Beginning of period	2,468,146,118	5,565,721,819

End of period (including accumulated net investment income of $575,228 and $4,287,874, respectively)	$2,414,470,055	$2,468,146,118

See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.69	$19.18	$18.82	$17.79	$17.19

Income (loss) from investment operations:
Net investment income[1]	.16	.27	.24	.21	.11
Net realized and unrealized gain (loss)	2.36	(6.28)	1.05	1.66	.49

Total from investment operations	2.52	(6.01)	1.29	1.87	.60

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.16)	(.29)	(.25)	(.23)	—
Distributions from net realized gain	—	(2.19)	(.68)	(.61)	—

Total dividends and/or distributions to shareholders	(.16)	(2.48)	(.93)	(.84)	—

Net asset value, end of period	$13.05	$10.69	$19.18	$18.82	$17.79

Total Return, at Net Asset Value[2]	24.06%	(35.52)%	6.97%	10.77%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,584,420	$1,525,472	$2,988,971	$3,058,131	$3,277,261

Average net assets (in thousands)	$1,450,251	$2,364,088	$3,068,226	$3,215,973	$3,285,181

Ratios to average net assets:[3]
Net investment income	1.44%	1.84%	1.26%	1.13%	0.61%
Total expenses	1.48%	1.27%	1.16%	1.17%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.42%	1.26%	1.14%	1.17%	1.17%

Portfolio turnover rate	232%[4]	128%[4]	112%	63%	89%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.47	$18.81	$18.46	$17.46	$17.01

Income (loss) from investment operations:
Net investment income (loss)[1]	.08	.15	.09	.06	(.03)
Net realized and unrealized gain (loss)	2.32	(6.15)	1.03	1.63	.48

Total from investment operations	2.40	(6.00)	1.12	1.69	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.15)	(.09)	(.08)	—
Distributions from net realized gain	—	(2.19)	(.68)	(.61)	—

Total dividends and/or distributions to shareholders	(.10)	(2.34)	(.77)	(.69)	—

Net asset value, end of period	$12.77	$10.47	$18.81	$18.46	$17.46

Total Return, at Net Asset Value[2]	23.17%	(36.03)%	6.17%	9.90%	2.65%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$353,853	$410,268	$1,294,217	$1,847,651	$2,205,679

Average net assets (in thousands)	$357,111	$765,095	$1,649,062	$2,014,712	$2,470,464

Ratios to average net assets:[3]
Net investment income (loss)	0.71%	1.04%	0.48%	0.35%	(0.17)%
Total expenses	2.44%	2.06%	1.94%	1.95%	1.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.20%	2.05%	1.92%	1.95%	1.96%

Portfolio turnover rate	232%[4]	128%[4]	112%	63%	89%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER QUEST BALANCED FUND

Class C Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.47	$18.81	$18.48	$17.48	$17.02

Income (loss) from investment operations:
Net investment income (loss)[1]	.08	.16	.10	.07	(.02)
Net realized and unrealized gain (loss)	2.32	(6.14)	1.02	1.64	.48

Total from investment operations	2.40	(5.98)	1.12	1.71	.46

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.10)	(.17)	(.11)	(.10)	—
Distributions from net realized gain	—	(2.19)	(.68)	(.61)	—

Total dividends and/or distributions to shareholders	(.10)	(2.36)	(.79)	(.71)	—

Net asset value, end of period	$12.77	$10.47	$18.81	$18.48	$17.48

Total Return, at Net Asset Value[2]	23.23%	(35.95)%	6.15%	9.97%	2.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$366,167	$373,380	$883,839	$1,022,881	$1,191,400

Average net assets (in thousands)	$343,726	$621,258	$979,278	$1,122,088	$1,248,447

Ratios to average net assets:[3]
Net investment income (loss)	0.74%	1.10%	0.53%	0.41%	(0.11)%
Total expenses	2.19%	2.00%	1.89%	1.89%	1.89%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.14%	1.99%	1.87%	1.89%	1.89%

Portfolio turnover rate	232%[4]	128%[4]	112%	63%	89%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER QUEST BALANCED FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.54	$18.94	$18.59	$17.58	$17.05

Income (loss) from investment operations:
Net investment income[1]	.14	.23	.18	.15	.05
Net realized and unrealized gain (loss)	2.33	(6.20)	1.03	1.64	.48

Total from investment operations	2.47	(5.97)	1.21	1.79	.53

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.14)	(.24)	(.18)	(.17)	—
Distributions from net realized gain	—	(2.19)	(.68)	(.61)	—

Total dividends and/or distributions to shareholders	(.14)	(2.43)	(.86)	(.78)	—

Net asset value, end of period	$12.87	$10.54	$18.94	$18.59	$17.58

Total Return, at Net Asset Value[2]	23.89%	(35.69)%	6.66%	10.45%	3.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$74,293	$76,475	$171,675	$207,130	$216,843

Average net assets (in thousands)	$70,697	$125,526	$193,216	$215,652	$219,040

Ratios to average net assets:[3]
Net investment income	1.26%	1.57%	0.95%	0.83%	0.30%
Total expenses	1.69%	1.53%	1.46%	1.48%	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.62%	1.52%	1.44%	1.48%	1.49%

Portfolio turnover rate	232%[4]	128%[4]	112%	63%	89%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F16 | OPPENHEIMER QUEST BALANCED FUND

Class Y Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$10.68	$19.18	$18.82	$17.79	$17.14

Income (loss) from investment operations:
Net investment income[1]	.25	.31	.30	.26	.17
Net realized and unrealized gain (loss)	2.34	(6.28)	1.04	1.66	.48

Total from investment operations	2.59	(5.97)	1.34	1.92	.65

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.22)	(.34)	(.30)	(.28)	—
Distributions from net realized gain	—	(2.19)	(.68)	(.61)	—

Total dividends and/or distributions to shareholders	(.22)	(2.53)	(.98)	(.89)	—

Net asset value, end of period	$13.05	$10.68	$19.18	$18.82	$17.79

Total Return, at Net Asset Value[2]	24.83%	(35.35)%	7.29%	11.11%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,737	$82,551	$227,020	$276,322	$270,335

Average net assets (in thousands)	$42,026	$165,149	$294,643	$276,812	$253,220

Ratios to average net assets:[3]
Net investment income	2.25%	2.12%	1.56%	1.43%	0.93%
Total expenses	1.00%	0.98%	0.86%	0.87%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.97%	0.84%	0.87%	0.85%

Portfolio turnover rate	232%[4]	128%[4]	112%	63%	89%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended October 31, 2009	$878,270,714	$1,182,457,896
Year Ended October 31, 2008	$2,211,283,531	$1,943,632,589
See accompanying Notes to Financial Statements.
F17 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Balanced Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a combination of growth of capital and investment income. The Fund’s primary objective is growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). The Manager has entered into a sub-advisory agreement with Oppenheimer Capital LLC (the “Sub-Adviser”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
F18 | OPPENHEIMER QUEST BALANCED FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate
F19 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of October 31, 2009, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$6,240,190
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
F20 | OPPENHEIMER QUEST BALANCED FUND

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
F21 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and Other
Undistributed	Undistributed	Accumulated	Investments for
Net Investment	Long-Term	Loss	Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$ —	$—	$1,219,661,564	$120,312,528

1.	As of October 31, 2009, the Fund had $1,219,661,564 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$809,188,118
2017	410,473,446

Total	$1,219,661,564

2.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$ 98,333	$692,195	$790,528
F22 | OPPENHEIMER QUEST BALANCED FUND

The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Distributions paid from:
Ordinary income	$30,811,163	$535,900,038
Long-term capital gain	—	151,655,769

Total	$30,811,163	$687,555,807

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,574,224,987

Gross unrealized appreciation	$221,503,621
Gross unrealized depreciation	(101,191,093)

Net unrealized appreciation	$120,312,528

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$101,484
Payments Made to Retired Trustees	208,149
Accumulated Liability as of October 31, 2009	989,124
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not
F23 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F24 | OPPENHEIMER QUEST BALANCED FUND

2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	16,033,341	$177,389,924	35,987,352	$558,697,460
Dividends and/or distributions reinvested	1,980,674	20,140,944	21,790,112	349,729,332
Redeemed	(39,354,575)	(426,581,376)	(70,926,278)	(1,028,940,690)

Net decrease	(21,340,560)	$(229,050,508)	(13,148,814)	$(120,513,898)

Class B
Sold	3,684,745	$39,010,404	5,464,579	$80,220,239
Dividends and/or distributions reinvested	287,775	2,798,648	7,571,664	120,096,544
Redeemed	(15,446,054)	(164,577,696)	(42,670,144)	(638,423,895)

Net decrease	(11,473,534)	$(122,768,644)	(29,633,901)	$(438,107,112)

Class C
Sold	2,456,879	$26,335,163	3,583,500	$52,353,175
Dividends and/or distributions reinvested	289,479	2,814,575	5,583,064	88,374,548
Redeemed	(9,735,293)	(102,825,168)	(20,473,128)	(292,498,755)

Net decrease	(6,988,935)	$(73,675,430)	(11,306,564)	$(151,771,032)

Class N
Sold	1,138,476	$12,110,068	1,564,060	$22,817,704
Dividends and/or distributions reinvested	92,531	919,659	1,282,654	20,366,319
Redeemed	(2,712,887)	(28,923,640)	(4,656,531)	(66,619,591)

Net decrease	(1,481,880)	$(15,893,913)	(1,809,817)	$(23,435,568)

Class Y
Sold	693,713	$7,689,991	1,132,774	$16,934,264
Dividends and/or distributions reinvested	98,159	1,007,919	1,535,880	24,602,151
Redeemed	(5,780,145)	(61,551,369)	(6,781,222)	(93,877,066)

Net decrease	(4,988,273)	$(52,853,459)	(4,112,568)	$(52,340,651)

F25 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in LAF, for the year ended October 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$2,975,596,523	$3,475,772,416
U.S. government and government agency obligations	1,895,177,027	1,777,696,538
To Be Announced (TBA) mortgage-related securities	878,270,714	1,182,457,896
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.80%
Next $2.0 billion	0.76
Next $1.0 billion	0.71
Next $1.0 billion	0.66
Next $1.0 billion	0.60
Next $1.0 billion	0.55
Next $2.0 billion	0.50
Over $9.0 billion	0.48
Sub-Adviser Fees. The Manager retains the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager, not the Fund, pays the Sub-Adviser an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 30% of the advisory fee collected by the Manager based on the net assets of the Fund. For the year ended October 31, 2009, the Manager paid $4,957,802 to the Sub-Adviser for its services to the Fund, which shall be calculated after any investment management fee waivers (voluntary or otherwise).
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2009, the Fund paid $7,649,496 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
F26 | OPPENHEIMER QUEST BALANCED FUND

Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of up to 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class B	$29,934,205
Class C	30,540,622
Class N	5,913,963
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 31, 2009	$353,516	$2,279	$722,704	$16,334	$843
F27 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. Effective October 1, 2008 through September 30, 2009 (the “waiver period”), the Manager voluntarily agreed to reduce its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance was in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance was in the fourth quintile of the Fund’s Lipper peer group as of September 30, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improved from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period would be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improved to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction would be terminated effective the following business day. The waiver terminated in accordance with the terms stated above on July 1, 2009. During the year ended October 31, 2009 the Manager waived fees of $913,544.
     The Manager has agreed to reimburse the Fund for certain costs associated with soliciting proxies for the special shareholder meeting as described below. During the year ended October 31, 2009, the Manager reimbursed the Fund $78,779 for proxy related costs.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended October 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$255,878
Class B	712,481
Class C	36,738
Class N	25,635
Class Y	43,800
5. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the
F28 | OPPENHEIMER QUEST BALANCED FUND

collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of October 31, 2009, the Fund had on loan securities valued at $341,439,337. Collateral of $359,176,575 was received for the loans, all of which was received in cash and subsequently invested in approved instruments.
6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 16, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff ”) and allege a variety of claims,
F29 | OPPENHEIMER QUEST BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued
7. Pending Litigation Continued
including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F30 | OPPENHEIMER QUEST BALANCED FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Balanced Fund, (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions should be multiplied by 92.40% to arrive at the amount eligible for the corporate dividend-received deduction.
     A portion, if any, of the dividends paid by the Fund during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. $28,250,683 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended October 31, 2009, $14,012,086 or 45.48% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER QUEST BALANCED FUND

REPORT OF SHAREHOLDER MEETING Unaudited
On June 25, 2009 a special meeting of shareholders was held to vote on the following proposals that were approved.
The following is a report of the results from the meeting:
Proposal 1: The election of ten Trustees for the Fund:

Nominee	For	Withheld	Total

David Downes	162,006,411.8117	9,537,694.7979	171,544,106.6096
Matthew Fink	162,078,005.3814	9,466,101.2282	171,544,106.6096
Phillip Griffiths	162,052,509.9519	9,491,596.6577	171,544,106.6096
Mary F. Miller	162,090,998.3708	9,453,108.2388	171,544,106.6096
Joel W. Motley	162,099,219.4284	9,444,887.1812	171,544,106.6096
John V. Murphy	162,037,259.1719	9,506,847.4377	171,544,106.6096
Mary Ann Tynan	162,072,456.6456	9,471,649.9640	171,544,106.6096
Joseph M. Wilker	162,155,614.8641	9,388,491.7455	171,544,106.6096
Peter I Wold	162,067,509.5060	9,476,597.1036	171,544,106.6096
Brian F. Wruble	162,006,371.1419	9,537,735.4677	171,544,106.6096
Proposal 3(a): To approve an Amended and Restated Agreement and Declaration of Trust:

For	Against	Abstain	Total

93,482,805.2939	5,539,884.4200	7,217,632.8957	106,240,322.6096
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory and sub-advisory agreements (the “Agreements”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager and Oppenheimer Capital LLC (the “Sub-Adviser”) provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s and Sub-Adviser’s services, (ii) the investment performance of the Fund and the Manager and Sub-Adviser, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates and the Sub-Adviser, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager and Sub-Adviser from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager and the Sub-Adviser.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s and Sub-Adviser’s key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager and Sub-Adviser are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager and Sub-Adviser also provide the Fund with office space, facilities and equipment.
23 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s and Sub-Adviser’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s and Sub-Adviser’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s and Sub-Adviser’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Colin Glinsman, Michael Allen, Martin Fetherston, and Gerald Thunelius, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s and Sub-Adviser’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.
     Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Manager and Sub-Adviser provided information on the investment performance of the Fund, the Manager and Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mixed-asset target allocation growth funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board noted that the Manager, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were higher than its peer group median. The Board also noted that effective October 1, 2008 through September 30, 2009 (the “waiver period”), the Manager voluntarily agreed to reduce
24 | OPPENHEIMER QUEST BALANCED FUND

its advisory fee rate by 0.10% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance was in the fifth quintile of the Fund’s Lipper peer group and by 0.05% of the Fund’s average daily net assets if the Fund’s trailing one-year total return performance was in the fourth quintile of the Fund’s Lipper peer group as of September 30, 2008. However, if the Fund’s trailing one-year total return performance, as measured at the end of any subsequent calendar quarter during the waiver period, improved from the fifth quintile to the fourth quintile, the advisory fee waiver for subsequent quarters during the waiver period would be reduced only by an annualized rate of 0.05% of the Fund’s average daily net assets, and if the Fund’s trailing one-year total return performance at the end of any calendar quarter during the waiver period improved to the third or higher quintile of the Fund’s Lipper peer group, the advisory fee reduction would be terminated effective the following business day. The waiver terminated in accordance with the terms stated above on July 1, 2009.
     Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including fee paid to the Sub-Adviser, the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s and Sub-Adviser’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, compensation paid to the Manager’s affiliates and research provided to the Manager and Sub-Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager and Sub-Adviser must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.
25 | OPPENHEIMER QUEST BALANCED FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fee, in light of all of the surrounding circumstances.
26 | OPPENHEIMER QUEST BALANCED FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding — Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
27 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993- 2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2009) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER QUEST BALANCED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2009) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2009) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2009) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998- December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2009) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2009) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 58 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2009) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex.
29 | OPPENHEIMER QUEST BALANCED FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2009) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 58 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee (since 2005), President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute’s Board of Governors (since October 2009); Member of the Investment Company Institute’s Board of Governors (since October 2003) and Chairman of the Investment Company Institute’s Board of Governors (October 2007-September 2009). Oversees 95 portfolios in the OppenheimerFunds complex.
30 | OPPENHEIMER QUEST BALANCED FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Thomas W. Keffer, Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since September 2009); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31 | OPPENHEIMER QUEST BALANCED FUND

October 31, 2009

Oppenheimer

Quest Opportunity Value Fund℠

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

October 31, 2009 Oppenheimer Quest Opportunity Value FundSM Management Commentaries and Annual Report M A N A G E M E N T CO M M E N TA R I E S Market Recap and Outlook A N N UA L R E P O RT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries

Software	8.6%
Oil, Gas & Consumable Fuels	4.5
Communications Equipment	4.0
Media	2.9
Diversified Financial Services	2.3
Chemicals	2.3
Machinery	2.1
Biotechnology	1.8
Insurance	1.7
Food Products	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009 and are based on net assets.

Top Ten Common Stock Holdings

Take-Two Interactive Software, Inc.	4.6%
Chevron Corp.	2.5
JPMorgan Chase & Co.	2.3
QUALCOMM, Inc.	2.1
Jupiter Telecommunications Co. Ltd.	2.0
Exxon Mobil Corp.	2.0
Research in Motion Ltd.	1.8
THQ, Inc.	1.7
Nestle SA	1.7
Oracle Corp.	1.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009 and are based on net assets.
For up-to-date Top 10 Fund Holdings, please visit www.oppenheimerfunds.com.
8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Portfolio Allocation
l Cash Equivalents 54.2% l Stocks 45.3 l Convertible Corporate Bonds and Notes 0.3 l Mortgage-Backed Obligations 0.1 l Asset-Backed Securities 0.1
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009 and are based on the total market value of investments.
9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2009, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.
Management’s Discussion of Fund Performance. For the one-year reporting period ended October 31, 2009, Oppenheimer Quest Opportunity Value Fund generated a total return of 9.94% for its Class A shares (without sales charge). Its benchmark, the S&P 500 Index, returned 9.80%. The Fund’s performance is attributable primarily to a strong defensive positioning during the reporting period, which was particularly beneficial in the initial months of the period, when equity market conditions were least favorable.
     From November 2008 through early March 2009, the stock market retreated rapidly in the face of continuing credit market disruptions and mounting evidence of a U.S. recession. Investors fled to the relative safety of U.S. Treasury and money markets, which outperformed the stock market by a sizable margin. Throughout this period, we maintained a cautious stance, with limited exposure to financial services stocks, high cash levels and carefully selected short positions on financial services stocks. At the beginning of the reporting period, we had approximately 43% of net assets invested in Oppenheimer Institutional Money Market Fund, and at period end, approximately 54%. Consistent with our investment discipline, we positioned the equity portfolio in stocks of companies that, in our view, possessed the power to generate multi-year earnings growth. Given the circumstances, we sought companies with the stamina to withstand a weak economic environment as well. These decisions paid off during the first half of the period, as the Fund’s total return (without sales charge) remained in positive territory while the S&P 500 Index registered a negative return.
     Beginning in March, equity markets staged a strong rally in response to indications that the credit crisis and recession were easing. We remained conservatively positioned in the belief that, for many stocks, prices were rising faster than underlying fundamentals warranted. While generating a positive return during this latter period, the Fund surrendered some of its relative outperformance, ending the period slightly ahead of the benchmark. However, it is important to note that we achieved this result while incurring considerably less risk (i.e., short-term volatility of returns) than the benchmark.
     For the full 12-month period, the largest individual contributors to overall performance were health care and information technology holdings, including pharmaceuticals manufacturer Schering-Plough Corp.; managed care provider Health Net, Inc.; and internet companies Google, Inc. and eBay, Inc. The common denominators among these companies were healthy balance sheets and the ability to maintain earnings during the recession. We exited our positions in Google, Inc. and Health Net, Inc., and locked in our gains
10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

during the period. The Fund also benefited from our selective approach to the financial services sector. We owned few financial services stocks during the worst of the downturn, and those we owned when the market rebounded (e.g., JPMorgan Chase & Co.) were among the best-performing stocks in the sector.
     The most significant detractor for performance was our decision to hold cash as the stock market rally gained momentum. We continue to believe this was the right decision. To a large extent, the recent stock-price gains have been driven not by earnings growth but by the concept that earnings are “less negative” than they were six months or one year ago. While that is progress, it does not represent the kind of top-line (i.e., revenue and sales) growth that justifies high and rising stock prices. In short, many stocks, even some high-quality ones, have become overvalued. We preferred (and still do) to hold cash in reserve, until opportunities that entail less downside risk present themselves.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2009. In the case of Class A, Class B, Class C and Class Y shares, performance is measured over a ten fiscal year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charges on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities. Indices cannot be purchased directly by investors. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the investments in the index.
11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
  Class A Shares
  Comparison of Change in Value of $10,000 Hypothetical Investments in:
12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
 Class C Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

 Class N Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND PERFORMANCE DISCUSSION
 Class Y Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 17 for further information.
16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
OppenheimerFunds, Inc. became the Fund’s advisor on 11/22/95, and assumed responsibility for the Fund’s portfolio stock selection on 1/1/05. The Fund’s subadvisor prior to 1/1/05 was OpCap Advisors, which was the Fund’s advisor prior to 11/22/95.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%. The Board of Trustees has voluntarily reduced the Class A asset-based sales charge to zero.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 12/16/96. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	May 1, 2009	October 31, 2009	October 31, 2009

Actual
Class A	$1,000.00	$1,070.50	$6.96
Class B	1,000.00	1,065.60	11.83
Class C	1,000.00	1,066.30	10.94
Class N	1,000.00	1,069.30	8.69
Class Y	1,000.00	1,072.50	5.18

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.50	6.79
Class B	1,000.00	1,013.81	11.54
Class C	1,000.00	1,014.67	10.67
Class N	1,000.00	1,016.84	8.47
Class Y	1,000.00	1,020.21	5.05
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.33%
Class B	2.26
Class C	2.09
Class N	1.66
Class Y	0.99
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2009

	Shares	Value

Common Stocks—43.2%
Consumer Discretionary—2.9%
Media—2.9%
Jupiter Telecommunications Co. Ltd.	38,628	$35,574,751
Liberty Global, Inc., Series A1	379,105	7,783,026
Liberty Global, Inc., Series C1	348,821	7,178,736

		50,536,513

Consumer Staples—5.5%
Beverages—0.6%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	231,300	11,326,761
Food & Staples Retailing—1.7%
Kroger Co. (The)	762,700	17,641,251
Walgreen Co.	324,100	12,260,703

		29,901,954

Food Products—1.7%
Nestle SA	649,310	30,266,112
Tobacco—1.5%
Altria Group, Inc.	441,900	8,002,809
Lorillard, Inc.	231,200	17,968,864

		25,971,673

Energy—4.5%
Oil, Gas & Consumable Fuels—4.5%
Chevron Corp.	589,000	45,082,060
Exxon Mobil Corp.	488,800	35,032,296

		80,114,356

Financials—4.0%
Diversified Financial Services—2.3%
JPMorgan Chase & Co.	973,100	40,646,387
Insurance—1.7%
Assurant, Inc.	301,700	9,029,881
Everest Re Group Ltd.	247,400	21,645,025

		30,674,906

Health Care—5.2%
Biotechnology—1.8%
Amgen, Inc.[1]	313,400	16,838,982
Genzyme Corp. (General Division)[1]	206,600	10,453,960
Vanda Pharmaceuticals, Inc.[1]	491,410	5,012,382

		32,305,324

Health Care Equipment & Supplies—1.4%
Beckman Coulter, Inc.	158,700	10,209,171
Covidien plc	369,900	15,580,188

		25,789,359

Health Care Providers & Services—0.6%
Medco Health Solutions, Inc.[1]	183,700	10,309,244
Pharmaceuticals—1.4%
Pfizer, Inc.	1,445,392	24,615,026
Industrials—4.4%
Aerospace & Defense—0.2%
Orbital Sciences Corp.[1]	212,000	2,730,560
Electrical Equipment—0.8%
General Cable Corp.[1]	458,100	14,265,234
Industrial Conglomerates—1.0%
Tyco International Ltd.	557,000	18,687,350
Machinery—2.1%
Joy Global, Inc.	250,500	12,627,705
Navistar International Corp.[1]	748,900	24,818,546

		37,446,251

Trading Companies & Distributors—0.3%
Aircastle Ltd.	715,800	5,669,136
Information Technology—13.7%
Communications Equipment—4.0%
QUALCOMM, Inc.	920,900	38,134,469
Research in Motion Ltd.[1]	541,300	31,790,549

		69,925,018

Internet Software & Services—1.1%
eBay, Inc.[1]	849,800	18,925,046
F1 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Software—8.6%
Novell, Inc.[1]	1,186,600	$4,853,194
Oracle Corp.	1,245,200	26,273,720
Synopsys, Inc.[1]	465,700	10,245,400
Take-Two Interactive Software, Inc.[1,2]	7,372,043	80,871,312
THQ, Inc.[1,2]	5,939,700	31,064,631

		153,308,257

Materials—2.3%
Chemicals—2.3%
Celanese Corp., Series A	238,350	6,542,708
Lubrizol Corp. (The)	196,000	13,045,760
Potash Corp. of Saskatchewan, Inc.	220,100	20,420,878

		40,009,346

Utilities—0.7%
Electric Utilities—0.7%
Edison International, Inc.	411,500	13,093,930

Total Common Stocks (Cost $802,143,959)		766,517,743

Preferred Stocks—2.0%
Mylan, Inc., 6.50% Cv., Non-Vtg.	12,500	12,875,000
Schering-Plough Corp., 6% Cv.	92,200	22,243,250

Total Preferred Stocks (Cost $21,156,669)		35,118,250

	Principal
	Amount

Asset-Backed Securities—0.1%
Babcock & Brown Air Funding Ltd., Asset-Backed Certificates, Series 2007-1A, Cl. G1, 0.544%, 10/14/33[3,4] (Cost $1,277,056)	$2,427,000	1,674,630

Mortgage-Backed Obligations—0.1%
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2 A2, 4.21%, 4/1/34[4] (Cost $1,814,848)	$2,128,106	$2,031,486

Convertible Corporate Bonds and Notes—0.3%
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14[2] (Cost $4,611,000)	4,611,000	5,809,860

	Shares

Investment Company—54.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%[2,5] (Cost $959,381,207)	959,381,207	959,381,207
Total Investments, at Value (Cost $1,790,384,739)	99.7%	1,770,533,176
Other Assets Net of Liabilities	0.3	4,818,951

Net Assets	100.0%	$1,775,352,127

F2 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/			Shares/
	Principal Amount	Gross	Gross	Principal Amount
	October 31, 2008	Additions	Reductions	October 31, 2009

OFI Liquid Assets Fund, LLC	—	24,244,400	24,244,400	—
Oppenheimer Institutional Money Market Fund, Cl. E	569,978,857	3,012,198,254	2,622,795,904	959,381,207
Take-Two Interactive Software, Inc.	6,780,343	591,700	—	7,372,043
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14	—	4,611,000	—	4,611,000
THQ, Inc.	3,260,178	2,679,522	—	5,939,700

			Value	Income

OFI Liquid Assets Fund, LLC			$—	$14,909	[a]
Oppenheimer Institutional Money Market Fund, Cl. E			959,381,207	6,840,164
Take-Two Interactive Software, Inc.			80,871,312	—
Take-Two Interactive Software, Inc., 4.375% Cv. Sr. Nts., 6/1/14			5,809,860	83,213
THQ, Inc.			31,064,631	—

			$1,077,127,010	$6,938,286

a.	Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
3.	Illiquid security. The aggregate value of illiquid securities as of October 31, 2009 was $1,674,630, which represents 0.09% of the Fund’s net assets. See Note 6 of accompanying Notes.

4.	Represents the current interest rate for a variable or increasing rate security.

5.	Rate shown is the 7-day yield as of October 31, 2009.
Foreign Currency Exchange Contracts as of October 31, 2009 are as follows:

		Contract
		Amount		Expiration		Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)		Dates	Value	Appreciation

Deutsche Bank Capital Corp.
Japanese Yen (JPY)	Buy	21,197	JPY	11/4/09	$235,492	$3,596
Credit Default Swap Contracts as of October 31, 2009 are as follows:

		Buy/Sell	Notional	Pay/
	Swap	Credit	Amount	Receive	Termination
Reference Entity	Counterparty	Protection	(000’s)	Fixed Rate	Date	Value

Republic of Austria	Morgan Stanley & Co. International Ltd.	Buy	$10,000	2.67%	3/20/14	$(842,884)

		Total	$10,000			(842,884)

					Grand Total Buys	(842,884)
					Grand Total Sells	—

				Total Credit Default Swaps		$(842,884)

F3 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2009 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$50,536,513	$—	$—	$50,536,513
Consumer Staples	97,466,500	—	—	97,466,500
Energy	80,114,356	—	—	80,114,356
Financials	71,321,293	—	—	71,321,293
Health Care	93,018,953	—	—	93,018,953
Industrials	78,798,531	—	—	78,798,531
Information Technology	242,158,321	—	—	242,158,321
Materials	40,009,346	—	—	40,009,346
Utilities	13,093,930	—	—	13,093,930
Preferred Stocks	12,875,000	22,243,250	—	35,118,250
Asset-Backed Securities	—	—	1,674,630	1,674,630
Mortgage-Backed Obligations	—	2,031,486	—	2,031,486
Convertible Corporate Bonds and Notes	—	5,809,860	—	5,809,860
Investment Company	959,381,207	—	—	959,381,207

Total Investments, at Value	1,738,773,950	30,084,596	1,674,630	1,770,533,176
Other Financial Instruments:
Foreign currency exchange contracts	—	3,596	—	3,596

Total Assets	$1,738,773,950	$30,088,192	$1,674,630	$1,770,536,772

Liabilities Table
Other Financial Instruments:
Depreciated swaps, at value	$—	$842,884	$—	$842,884

Total Liabilities	$—	$842,884	$—	$842,884

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F4 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $622,474,630)	$693,406,166
Affiliated companies (cost $1,167,910,109)	1,077,127,010

1,770,533,176
Cash	1,023,555
Unrealized appreciation on foreign currency exchange contracts	3,596
Receivables and other assets:
Investments sold	8,830,445
Shares of beneficial interest sold	3,906,042
Dividends	1,938,648
Other	129,608

Total assets	1,786,365,070

Liabilities
Depreciated swaps, at value (upfront payments $0)	842,884
Payables and other liabilities:
Shares of beneficial interest redeemed	5,351,638
Investments purchased	3,605,748
Distribution and service plan fees	369,857
Transfer and shareholder servicing agent fees	351,288
Trustees’ compensation	321,435
Shareholder communications	111,550
Other	58,543

Total liabilities	11,012,943

Net Assets	$1,775,352,127

Composition of Net Assets
Par value of shares of beneficial interest	$735,200
Additional paid-in capital	1,798,335,182
Accumulated net investment income	526,990
Accumulated net realized loss on investments and foreign currency transactions	(3,628,907)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(20,616,338)

Net Assets	$1,775,352,127

F5 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,340,846,491 and 54,812,521 shares of beneficial interest outstanding)	$24.46
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.95

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $107,365,917 and 4,653,194 shares of beneficial interest outstanding)	$23.07

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $253,051,342 and 11,005,610 shares of beneficial interest outstanding)	$22.99

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,362,755 and 1,521,115 shares of beneficial interest outstanding)	$23.91

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $37,725,622 and 1,527,527 shares of beneficial interest outstanding)	$24.70
See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $85,132)	$12,008,402
Affiliated companies	6,840,164
Interest:
Unaffiliated companies	995,319
Affiliated companies	83,213
Income from investment of securities lending cash collateral, net from affiliated companies	14,909

Total investment income	19,942,007

Expenses
Management fees	12,871,084
Distribution and service plan fees:
Class A	2,967,725
Class B	967,495
Class C	1,933,772
Class N	128,779
Transfer and shareholder servicing agent fees:
Class A	2,679,150
Class B	416,548
Class C	452,855
Class N	87,151
Class Y	64,771
Shareholder communications:
Class A	592,849
Class B	96,089
Class C	99,439
Class N	9,836
Class Y	6,091
Dividends on short sales	1,560,620
Trustees’ compensation	93,067
Custodian fees and expenses	17,255
Other	401,884

Total expenses	25,446,460
Less reduction to custodian expenses	(1,852)
Less waivers and reimbursements of expenses	(961,066)

Net expenses	24,483,542

Net Investment Loss	(4,541,535)
F7 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$(5,535,203)
Closing and expiration of option contracts written	1,501,424
Foreign currency transactions	(3,589,000)
Short positions	25,059,103
Swap contracts	16,244,250

Net realized gain	33,680,574
Net change in unrealized appreciation (depreciation) on:
Investments	128,233,773
Translation of assets and liabilities denominated in foreign currencies	6,897,124
Short positions	314,353
Swap contracts	(4,567,494)

Net change in unrealized depreciation	130,877,756

Net Increase in Net Assets Resulting from Operations	$160,016,795

See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2009	2008

Operations
Net investment income (loss)	$(4,541,535)	$11,570,583
Net realized gain	33,680,574	55,057,961
Net change in unrealized depreciation	130,877,756	(363,672,933)

Net increase (decrease) in net assets resulting from operations	160,016,795	(297,044,389)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	—	(115,476,728)
Class B	—	(12,420,749)
Class C	—	(13,430,105)
Class N	—	(2,168,220)
Class Y	—	(1,511,547)

	—	(145,007,349)
Distributions from net realized gain:
Class A	(37,139,643)	(76,091,447)
Class B	(3,281,094)	(8,918,207)
Class C	(5,457,436)	(9,528,227)
Class N	(689,343)	(1,470,686)
Class Y	(692,406)	(980,315)

	(47,259,922)	(96,988,882)
Tax return of capital distribution from net realized gain:
Class A	(2,675,865)	—
Class B	(236,399)	—
Class C	(393,202)	—
Class N	(49,666)	—
Class Y	(49,887)	—

	(3,405,019)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	202,835,014	315,531,175
Class B	11,334,544	(2,632,641)
Class C	100,874,668	52,529,813
Class N	16,514,695	3,681,669
Class Y	15,665,365	10,355,880

	347,224,286	379,465,896

Net Assets
Total increase (decrease)	456,576,140	(159,574,724)
Beginning of period	1,318,775,987	1,478,350,711

End of period (including accumulated net investment income (loss) of $526,990 and $(4,016,378) respectively)	$1,775,352,127	$1,318,775,987

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$23.15	$34.21	$30.15	$32.58	$32.41

Income (loss) from investment operations:
Net investment income (loss)[1]	(.03)	.26	.51	.36	.17
Net realized and unrealized gain (loss)	2.19	(5.63)	5.17	1.67	2.27

Total from investment operations	2.16	(5.37)	5.68	2.03	2.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(3.43)	(.39)	(.24)	(.04)
Distributions from net realized gain	(.79)	(2.26)	(1.23)	(4.22)	(2.23)
Tax return of capital distribution	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.85)	(5.69)	(1.62)	(4.46)	(2.27)

Net asset value, end of period	$24.46	$23.15	$34.21	$30.15	$32.58

Total Return, at Net Asset Value[2]	9.94%	(18.62)%	19.65%	7.00%	7.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,340,846	$1,052,971	$1,164,793	$1,146,503	$1,378,475

Average net assets (in thousands)	$1,206,192	$1,166,299	$1,142,058	$1,238,504	$1,465,797

Ratios to average net assets:[3]
Net investment income (loss)	(0.13)%	0.93%	1.61%	1.22%	0.53%
Total expenses	1.48%[4]	1.56%[4]	1.40%[4]	1.43%[4]	1.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.43%	1.52%	1.37%	1.43%	1.28%

Portfolio turnover rate	117%	135%	51%	66%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	1.53%
Year Ended October 31, 2008	1.60%
Year Ended October 31, 2007	1.43%
Year Ended October 31, 2006	1.43%
See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class B Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$22.08	$32.82	$28.97	$31.44	$31.55

Income (loss) from investment operations:
Net investment income (loss)[1]	(.23)	.06	.26	.13	(.08)
Net realized and unrealized gain (loss)	2.07	(5.39)	4.97	1.62	2.20

Total from investment operations	1.84	(5.33)	5.23	1.75	2.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(3.15)	(.15)	—	—
Distributions from net realized gain	(.79)	(2.26)	(1.23)	(4.22)	(2.23)
Tax return of capital distribution	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.85)	(5.41)	(1.38)	(4.22)	(2.23)

Net asset value, end of period	$23.07	$22.08	$32.82	$28.97	$31.44

Total Return, at Net Asset Value[2]	8.93%	(19.23)%	18.74%	6.22%	6.94%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$107,366	$90,923	$136,745	$159,147	$210,856

Average net assets (in thousands)	$97,044	$113,810	$146,748	$178,815	$247,951

Ratios to average net assets:[3]
Net investment income (loss)	(1.04)%	0.21%	0.84%	0.47%	(0.27)%
Total expenses	2.49%[4]	2.31%[4]	2.17%[4]	2.18%[4]	2.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.34%	2.27%	2.14%	2.18%	2.07%

Portfolio turnover rate	117%	135%	51%	66%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	2.54%
Year Ended October 31, 2008	2.35%
Year Ended October 31, 2007	2.20%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$21.98	$32.73	$28.91	$31.38	$31.48

Income (loss) from investment operations:
Net investment income (loss)[1]	(.20)	.04	.26	.13	(.07)
Net realized and unrealized gain (loss)	2.06	(5.35)	4.96	1.62	2.20

Total from investment operations	1.86	(5.31)	5.22	1.75	2.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(3.18)	(.17)	—	—
Distributions from net realized gain	(.79)	(2.26)	(1.23)	(4.22)	(2.23)
Tax return of capital distribution	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.85)	(5.44)	(1.40)	(4.22)	(2.23)

Net asset value, end of period	$22.99	$21.98	$32.73	$28.91	$31.38

Total Return, at Net Asset Value[2]	9.07%	(19.21)%	18.73%	6.23%	6.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$253,051	$138,331	$140,022	$141,981	$174,735

Average net assets (in thousands)	$194,014	$139,228	$139,758	$154,404	$187,520

Ratios to average net assets:[3]
Net investment income (loss)	(0.93)%	0.15%	0.85%	0.47%	(0.22)%
Total expenses	2.24%[4]	2.32%[4]	2.16%[4]	2.18%[4]	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.19%	2.28%	2.13%	2.18%	2.02%

Portfolio turnover rate	117%	135%	51%	66%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	2.29%
Year Ended October 31, 2008	2.36%
Year Ended October 31, 2007	2.19%
Year Ended October 31, 2006	2.18%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Class N Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$22.72	$33.68	$29.68	$32.12	$32.06

Income (loss) from investment operations:
Net investment income (loss)[1]	(.12)	.17	.40	.25	.05
Net realized and unrealized gain (loss)	2.16	(5.54)	5.10	1.66	2.24

Total from investment operations	2.04	(5.37)	5.50	1.91	2.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(3.33)	(.27)	(.13)	—
Distributions from net realized gain	(.79)	(2.26)	(1.23)	(4.22)	(2.23)
Tax return of capital distribution	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.85)	(5.59)	(1.50)	(4.35)	(2.23)

Net asset value, end of period	$23.91	$22.72	$33.68	$29.68	$32.12

Total Return, at Net Asset Value[2]	9.58%	(18.89)%	19.26%	6.64%	7.39%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,363	$17,858	$22,007	$21,431	$25,539

Average net assets (in thousands)	$25,939	$20,349	$21,086	$24,755	$27,162

Ratios to average net assets:[3]
Net investment income (loss)	(0.52)%	0.62%	1.28%	0.87%	0.17%
Total expenses	1.83%[4]	1.90%[4]	1.73%[4]	1.77%[4]	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.77%	1.84%	1.70%	1.77%	1.64%

Portfolio turnover rate	117%	135%	51%	66%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	1.88%
Year Ended October 31, 2008	1.94%
Year Ended October 31, 2007	1.76%
Year Ended October 31, 2006	1.77%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$23.30	$34.39	$30.28	$32.70	$32.52

Income (loss) from investment operations:
Net investment income[1]	.02	.30	.56	.41	.22
Net realized and unrealized gain (loss)	2.23	(5.65)	5.20	1.69	2.28

Total from investment operations	2.25	(5.35)	5.76	2.10	2.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	—	(3.48)	(.42)	(.30)	(.09)
Distributions from net realized gain	(.79)	(2.26)	(1.23)	(4.22)	(2.23)
Tax return of capital distribution	(.06)	—	—	—	—

Total dividends and/or distributions to shareholders	(.85)	(5.74)	(1.65)	(4.52)	(2.32)

Net asset value, end of period	$24.70	$23.30	$34.39	$30.28	$32.70

Total Return, at Net Asset Value[2]	10.27%	(18.45)%	19.85%	7.21%	7.98%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,726	$18,693	$14,784	$17,806	$28,100

Average net assets (in thousands)	$32,544	$17,505	$15,189	$23,687	$29,815

Ratios to average net assets:[3]
Net investment income	0.10%	1.08%	1.77%	1.39%	0.69%
Total expenses	1.18%[4]	1.35%[4]	1.25%[4]	1.24%[4]	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.13%	1.31%	1.21%	1.23%	1.12%

Portfolio turnover rate	117%	135%	51%	66%	100%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	1.23%
Year Ended October 31, 2008	1.39%
Year Ended October 31, 2007	1.28%
Year Ended October 31, 2006	1.24%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Quest Opportunity Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek growth of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to
F15 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate securities at its custodian with a value equal to a certain percentage of the value of the securities that it sold short. Securities that have been segregated for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an
F16 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations.
     As of October 31, 2009, the Fund held no outstanding securities sold short.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Investment in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund’s Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an
F17 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
affiliated money market fund. OFI Liquid Assets Fund, LLC (“LAF”) is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. When applicable, the Fund’s investment in LAF is included in the Statement of Investments. Shares of LAF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of LAF’s expenses, including its management fee of 0.08%.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$169,405	$23,236,547

1.	The Fund had $169,405 of straddle losses which were deferred.

2.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate
F18 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Gain
Paid-in Capital	Loss	on Investments

$3,405,019	$9,084,903	$5,679,884
The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Distributions paid from:
Ordinary income	$—	$166,792,768
Long-term capital gain	47,259,922	75,203,463
Return of capital	3,405,019	—

Total	$50,664,941	$241,996,231

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,793,844,236
Federal tax cost of other investments	(607,392)

Total federal tax cost	$1,793,236,844

Gross unrealized appreciation	$94,897,871
Gross unrealized depreciation	(118,134,418)

Net unrealized depreciation	$(23,236,547)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with
F19 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
respect to their benefits under the Plan. During the year ended October 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$55,173
Payments Made to Retired Trustees	49,311
Accumulated Liability as of October 31, 2009	265,460
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
F20 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	23,033,501	$523,254,303	13,236,677	$360,999,932
Dividends and/or distributions reinvested	1,781,870	37,472,511	6,457,412	181,259,556
Redeemed	(15,483,088)	(357,891,800)	(8,258,900)	(226,728,313)

Net increase	9,332,283	$202,835,014	11,435,189	$315,531,175

Class B
Sold	2,191,634	$47,246,180	1,196,000	$31,273,067
Dividends and/or distributions reinvested	170,972	3,417,734	771,963	20,803,933
Redeemed	(1,826,791)	(39,329,370)	(2,016,479)	(54,709,641)

Net increase (decrease)	535,815	$11,334,544	(48,516)	$(2,632,641)

Class C
Sold	6,565,531	$141,453,239	2,646,884	$67,904,625
Dividends and/or distributions reinvested	262,839	5,227,877	791,795	21,235,946
Redeemed	(2,117,167)	(45,806,448)	(1,421,798)	(36,610,758)

Net increase	4,711,203	$100,874,668	2,016,881	$52,529,813

F21 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount

Class N
Sold	1,165,657	$26,317,259	354,792	$9,479,421
Dividends and/or distributions reinvested	35,102	723,452	131,039	3,620,481
Redeemed	(465,551)	(10,526,016)	(353,318)	(9,418,233)

Net increase	735,208	$16,514,695	132,513	$3,681,669

Class Y
Sold	1,368,332	$31,308,819	486,363	$13,343,895
Dividends and/or distributions reinvested	34,930	739,822	88,364	2,491,862
Redeemed	(677,949)	(16,383,276)	(202,405)	(5,479,877)

Net increase	725,313	$15,665,365	372,322	$10,355,880

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF and LAF, for the year ended October 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$817,416,042	$861,126,375
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1.0 billion	0.85%
Next $500 million	0.80
Next $500 million	0.75
Next $500 million	0.70
Next $500 million	0.65
Next $500 million	0.60
Next $500 million	0.55
Over $4.0 billion	0.50
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2009, the Fund paid $3,488,293 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
F22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of up to 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class C	$10,530,334
Class N	860,647
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 31, 2009	$621,746	$10,270	$160,975	$44,101	$1,775
F23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended October 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class B	$86,989
Class N	908
The Manager has agreed to reimburse the Fund for certain costs associated with soliciting proxies for the special shareholder meeting as described below. During the year ended October 31, 2009, the Manager reimbursed the Fund $34,209 for proxy related costs.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2009, the Manager waived $838,960 for IMMF management fees.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
F24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
F25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
As of October 31, 2009, the total value of derivative positions with credit related contingent features in a net liability position was $842,884. If a contingent feature would have been triggered as of October 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its derivative transactions.
Valuations of derivative instruments as of October 31, 2009 are as follows:

Liability Derivatives
Derivatives	Statement of
not Accounted for as	Assets and Liabilities
Hedging Instruments	Location	Value

Credit contracts	Depreciated swaps, at value	$842,884
The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or Loss Recognized on Derivatives[1]
	Closing and
Derivatives Not	expiration of
Accounted for as	option contracts	Swap
Hedging Instruments	written	contracts	Total

Equity contracts	$1,501,424	$—	$1,501,424
Credit contracts	—	(147,592)	(147,592)

Total	$1,501,424	$(147,592)	$1,353,832

1. For the six months ending October 31, 2009.

Amount of Change in Unrealized Gain or Loss Recognized on Derivatives[1]
Derivatives Not
Accounted for as	Option contracts	Swap
Hedging Instruments	written	contracts	Total

Equity contracts	$(1,071,424)	$—	$(1,071,424)
Credit contracts	—	(130,076)	(130,076)

Total	$(1,071,424)	$(130,076)	$(1,201,500)

1.	For the six months ending October 31, 2009.
F26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
     The Fund has written put options on individual equity securities and, or, equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases
F27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 31, 2009 was as follows:

		Put Options

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 31, 2008	—	$—
Options written	8,000	1,501,424
Options closed or expired	(8,000)	(1,501,424)

Options outstanding as of October 31, 2009	—	$—

Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to
F28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, or a basket of securities (the “reference asset”).
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of individual securities and, or, indexes as opposed to decreasing its credit risk exposure related to similar debt securities held by the Fund.
     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.
     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.
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NOTES TO FINANCIAL STATEMENTS Continued
6. Illiquid Securities
As of October 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
     As of October 31, 2009, the Fund had no securities on loan.
8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 16, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
9. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations
F30 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Quest Opportunity Value Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Quest Opportunity Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2009
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Capital gain distributions of $0.8512 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 30, 2008. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).
     None of the dividends paid by the Fund during the fiscal year ended October 31, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
22 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Emmanuel Ferreira, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load flexible portfolio funds. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its peer group median although its ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other flexible portfolio funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were higher than its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
23 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
24 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
25 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2009) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex.
26 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2009) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2009) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2009) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2009) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2009) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 58 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2009) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2009) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 58 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee (since 2005), President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute’s Board of Governors (since October 2009); Member of the Investment Company Institute’s Board of Governors (since October 2003) and Chairman of the Investment Company Institute’s Board of Governors (October 2007-September 2009). Oversees 95 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Ferreira, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Emmanuel Ferreira, Vice President and Portfolio Manager (since 2004) Age: 42	Vice President of the Manager (since January 2003); Portfolio Manager at Lashire Investments (July 1999-December 2002). A portfolio manager and officer of 3 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Thomas W. Keffer, Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since September 2009); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
29 | OPPENHEIMER QUEST OPPORTUNITY VALUE FUND

October 31, 2009

Oppenheimer Small- & Mid- Cap Value Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

October 31, 2009 Oppenheimer Management Small- & Mid- Cap Commentaries and Value Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Industries
Insurance	8.5%
Oil, Gas & Consumable Fuels	5.3
Semiconductors & Semiconductor Equipment	4.2
Hotels, Restaurants & Leisure	4.2
Capital Markets	4.0
Electric Utilities	4.0
Chemicals	3.6
Specialty Retail	3.6
Health Care Providers & Services	3.1
Real Estate Investment Trusts	2.8
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on net assets.

Top Ten Common Stock Holdings
Everest Re Group Ltd.	2.6%
CMS Energy Corp.	2.3
Navistar International Corp.	2.1
Tyco International Ltd.	2.0
Kroger Co. (The)	2.0
ACE Ltd.	2.0
Assurant, Inc.	1.9
TeleTech Holdings, Inc.	1.9
Hospira, Inc.	1.9
Shire Ltd., ADR	1.7
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.
8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Sector Allocation
Financials 19.7% Consumer Discretionary 15.1 Information Technology 13.0 Industrials 12.5 Health Care 9.8 Utilities 8.4 Consumer Staples 7.7 Energy 6.8 Materials 5.5 Telecommunication Services 1.5
Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2009, and are based on the total market value of common stocks.
9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended October 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. Oppenheimer Small- & Mid- Cap Value Fund’s Class A shares (without sales charge) returned 22.43% for the 12-month reporting period ended October 31, 2009 and outperformed the Russell 2500 Value Index (the “Index”), which returned 8.55% for the same period. The Fund’s outperformance can be attributed to strong stock selection. The Fund’s portfolio is constructed by seeking out companies, that, in our view, offer the best long-term earnings prospects at attractive values, rather than attempting to benefit from large sector positions or macroeconomic bets. During the reporting period, the Fund outperformed the Index in nine out of ten sectors, with its best performing sectors being industrials and financials. Although the Fund posted favorable absolute performance in every sector, on a relative basis it underperformed the Index in the healthcare sector.
Within the industrials sector, top contributors included General Cable Corp., a provider of cable infrastructure products, Atlas Air Worldwide Holdings, Inc., a provider of air cargo services and Aircastle Ltd., which leases commercial jet aircraft to airlines. Industrial stocks, in general, were hit hard in the second half of 2008 as global economic growth slowed down. The depressed stock prices we generally saw in this sector reflected concerns that if the economy continued to weaken, demand for the products and services that many industrial companies provide would decrease, which could push many of these companies into financial distress. We believe these concerns did not accurately reflect the underlying fundamentals of many companies in the industrials sector. Although industrial companies are typically dependent on economic growth, the services that many of them provide continue to be in demand, which generally helped industrial stocks perform well for the period.
     The Fund’s outperformance in the financials sector can be attributed to better relative stock selection than the Index, as we successfully avoided owning many of the highly troubled securities within the sector. In terms of individual stocks that performed well for the Fund, SLM Corp., commonly known as SallieMae, posted strong results over the period. SallieMae, which provides federal and private student loans, outperformed once concerns over possible government mandated regulatory changes in the student loan market diminished. The Fund also outperformed as a result of better relative stock selection within the insurance subsector, where overweights in strong performing securities such as Fidelity National Financial, Inc. and Everest Re Group Ltd. contributed to performance.
10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

     The one area of relative underperformance for the Fund was healthcare. Within this sector, top detractors included Aetna, Inc., a diversified healthcare company and DaVita, Inc., a provider of dialysis treatments for patients with chronic kidney failure. Many investors grew concerned that the government’s focus on healthcare reform would negatively affect healthcare service providers, particularly health maintenance organizations (HMOs). As investors grew more anxious, the stock prices of many healthcare service companies were hurt, including the stock prices of Aetna and DaVita.
     Top individual contributors to Fund performance included Goodyear Tire & Rubber Co., Affiliated Computer Services, Inc. (“ACS”) and TeleTech Holdings, Inc. Goodyear, a manufacturer of tires, benefited when global markets returned to more normal conditions. In addition, Goodyear had faced issues with its pension fund due to the deteriorating investment environment. However, once financial conditions improved, the company’s pension issues subsided. ACS, a company that provides information technology services as well as business process outsourcing solutions to governments and businesses, also added to results. Over the period, Xerox Corp. announced plans to acquire ACS in a $6.4 billion transaction and, given the positive news, ACS’s stock outperformed. We exited our position in ACS during the period. Another business process outsourcing company, TeleTech, helped the Fund’s results as concerns over the global economic slowdown eased and volume picked up.
     During the reporting period, we made minor sector allocation changes to the Fund. Our investment strategy continues to focus on stock selection and therefore, our sector weightings are a result of this process and are not a reflection of any macroeconomic-influenced decisions. Given that, we uncovered attractive opportunities in the financials and consumer discretionary sectors as market conditions improved. At the start of the period, the Fund was underweight to financials and consumer discretionary and by period end, the Fund had a neutral position to both sectors.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2009. In the case of Class A, Class B and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on October 24, 2005. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
The Fund’s performance is compared to that of the Russell 2000 Index, the Russell 2500 Index and the Russell 2500 Value Index. The Russell 2000 Index is an unmanaged index of small-capitalization stocks. The Russell 2500 Index is a broad-based index featuring 2,500 stocks that cover the small- and mid-cap market capitalizations. The Russell 2500 Value Index is a broad-based measure of small- and mid-cap value stocks. Index performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments vary from the investments in the indices.
12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Small- & Mid- Cap Value Fund (Class A) Russell 2500 Index Russell 2000 Index Russell 2500 Value Index Average Annual Total Returns of Class A Shares with Sales Charge of the Fund at 10/31/09 1-Year 15.40% 5-Year 0.70% 10-Year 7.49%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent 1% deferred sales charge for the 1-year period. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. There is no sales charge for Class Y shares. See page 18 for further information.
13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Small- & Mid- Cap Value Fund (Class B) Russell 2500 Index Russell 2000 Index Russell 2500 Value Index Average Annual Total Returns of Class B Shares with Sales Charge of the Fund at 10/31/09 1-Year 16.44% 5-Year 0.78% 10-Year 7.69%
14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Small- & Mid- Cap Value Fund (Class C) Russell 2500 Index Russell 2000 Index Russell 2500 Value Index Average Annual Total Returns of Class C Shares with Sales Charge of the Fund at 10/31/09 1-Year 20.48% 5-Year 1.12% 10-Year 7.36%
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 18 for further information.
15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND PERFORMANCE DISCUSSION
Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Small- & Mid- Cap Value Fund (Class N) Russell 2500 Index Russell 2000 Index Russell 2500 Value Index Average Annual Total Returns of Class N Shares with Sales Charge of the Fund at 10/31/09 1-Year 21.19% 5-Year 1.58% Since Inception 6.54% (3/1/01)
16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Small- & Mid- Cap Value Fund (Class Y) Russell 2500 Index Russell 2000 Index Russell 2500 Value Index Average Annual Total Returns of Class Y Shares of the Fund at 10/31/09 1-Year 22.91% 5-Year N/A Since Inception –2.36% (10/24/05)
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. See page 18 for further information.
17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 1/3/89. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.
Class B shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charges of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through certain retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 10/24/05. Class Y shares are offered only to certain institutional investors that have a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), redemption fees, or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FUND EXPENSES Continued

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	May 1, 2009	October 31, 2009	October 31, 2009

Class A	$1,000.00	$1,184.90	$7.46
Class B	1,000.00	1,179.60	12.09
Class C	1,000.00	1,180.10	11.71
Class N	1,000.00	1,183.70	8.45
Class Y	1,000.00	1,187.30	5.08

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.40	6.89
Class B	1,000.00	1,014.17	11.18
Class C	1,000.00	1,014.52	10.82
Class N	1,000.00	1,017.49	7.81
Class Y	1,000.00	1,020.57	4.70
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.35%
Class B	2.19
Class C	2.12
Class N	1.53
Class Y	0.92
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2009

	Shares	Value

Common Stocks—98.3%
Consumer Discretionary—14.8%
Auto Components—1.1%
Goodyear Tire & Rubber Co. (The)[1]	2,000,000	$25,760,000
Diversified Consumer Services—0.7%
Apollo Group, Inc., Cl. A1	300,000	17,130,000
Hotels, Restaurants & Leisure—4.2%
Bally Technologies, Inc.[1]	350,000	13,786,500
Brinker International, Inc.	3,000,000	37,920,000
Burger King Holdings, Inc.	1,500,000	25,740,000
Pinnacle Entertainment, Inc.[1,2]	2,500,000	21,125,000

		98,571,500

Household Durables—0.3%
Lennar Corp., Cl. A	500,000	6,300,000
Leisure Equipment & Products—1.4%
Mattel, Inc.	1,800,000	34,074,000
Media—2.5%
Cablevision Systems Corp. New York Group, Cl. A	1,500,000	34,440,000
Time Warner Cable, Inc.	600,000	23,664,000

		58,104,000

Specialty Retail—3.6%
Abercrombie & Fitch Co., Cl. A	500,000	16,410,000
Advance Auto Parts, Inc.	700,000	26,082,000
Bed Bath & Beyond, Inc.[1]	700,000	24,647,000
Chico’s FAS, Inc.[1]	1,500,000	17,925,000

		85,064,000

Textiles, Apparel & Luxury Goods—1.0%
Phillips/Van Heusen Corp.	600,000	24,090,000
Consumer Staples—7.5%
Beverages—1.6%
Molson Coors Brewing Co., Cl. B Non-Vtg.	800,000	39,176,000
Food & Staples Retailing—2.0%
Kroger Co. (The)	2,000,000	46,260,000
Food Products—1.3%
Campbell Soup Co.	600,000	19,050,000
Dole Food Co., Inc.[1]	1,000,000	11,740,000

		30,790,000

Household Products—1.5%
Energizer Holdings, Inc.[1]	600,000	36,522,000
Tobacco—1.1%
Lorillard, Inc.	325,000	25,259,000
Energy—6.7%
Energy Equipment & Services—1.4%
Smith International, Inc.	400,000	11,092,000
Weatherford International Ltd.[1]	1,250,000	21,912,500

		33,004,500

Oil, Gas & Consumable Fuels—5.3%
Alpha Natural Resources, Inc.[1]	900,000	30,573,000
Cabot Oil & Gas Corp., Cl. A	500,000	19,235,000
Noble Energy, Inc.	400,000	26,252,000
Peabody Energy Corp.	600,000	23,754,000
Range Resources Corp.	500,000	25,025,000

		124,839,000

Financials—19.4%
Capital Markets—4.0%
Affiliated Managers Group, Inc.[1]	550,000	34,919,500
Fifth Street Finance Corp.	1,500,000	14,745,000
Invesco Ltd.	1,200,000	25,380,000
Investment Technology Group, Inc.[1]	900,000	19,413,000

		94,457,500
F1 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Commercial Banks—2.2%
Comerica, Inc.	600,000	$16,650,000
Fifth Third Bancorp	1,500,000	13,410,000
KeyCorp	2,000,000	10,780,000
Marshall & Ilsley Corp.	1,200,000	6,384,000
Regions Financial Corp.	1,000,000	4,840,000

		52,064,000

Consumer Finance—1.0%
SLM Corp.[1]	2,400,000	23,280,000
Insurance—8.5%
ACE Ltd.	900,000	46,224,000
Assurant, Inc.	1,500,000	44,895,000
Everest Re Group Ltd.	700,000	61,243,000
Fidelity National Financial, Inc., Cl. A	1,600,000	21,712,000
Genworth Financial, Inc., Cl. A1	1,200,000	12,744,000
Transatlantic Holdings, Inc.	250,000	12,625,000

		199,443,000

Real Estate Investment Trusts—2.8%
BioMed Realty Trust, Inc.	1,000,000	13,570,000
CreXus Investment Corp.[1]	800,000	11,344,000
ProLogis	2,250,000	25,492,500
Starwood Property Trust, Inc.	800,000	16,104,000

		66,510,500

Thrifts & Mortgage Finance—0.9%
NewAlliance Bancshares, Inc.	2,000,000	22,160,000
Health Care—9.7%
Health Care Equipment & Supplies—1.9%
Hospira, Inc.[1]	1,000,000	44,640,000
Health Care Providers & Services—3.1%
Aetna, Inc.	1,250,000	32,537,500
DaVita, Inc.[1]	750,000	39,772,500

		72,310,000

Life Sciences Tools & Services—2.5%
Charles River Laboratories International, Inc.[1]	1,000,000	36,520,000
Thermo Fisher Scientific, Inc.[1]	500,000	22,500,000

		59,020,000

Pharmaceuticals—2.2%
Biovail Corp.	900,000	12,114,000
Shire Ltd., ADR	750,000	39,975,000

		52,089,000

Industrials—12.3%
Aerospace & Defense—1.6%
Goodrich Corp.	700,000	38,045,000
Air Freight & Logistics—0.4%
Atlas Air Worldwide Holdings, Inc.[1,2]	400,000	10,516,000
Construction & Engineering—0.6%
Foster Wheeler AG1	500,000	13,995,000
Electrical Equipment—1.5%
General Cable Corp.[1]	1,100,000	34,254,000
Industrial Conglomerates—2.0%
Tyco International Ltd.	1,400,000	46,970,000
Machinery—2.1%
Navistar International Corp.[1]	1,500,000	49,710,000
Professional Services—2.3%
FTI Consulting, Inc.[1]	600,000	24,486,000
Watson Wyatt & Co. Holdings	700,000	30,506,000

		54,992,000

Road & Rail—0.8%
Norfolk Southern Corp.	400,000	18,648,000
Trading Companies & Distributors—1.0%
Aircastle Ltd.[2]	3,000,000	23,760,000
Information Technology—12.8%
Communications Equipment—1.1%
ADC Telecommunications, Inc.[1]	2,500,000	16,225,000
Juniper Networks, Inc.[1]	400,000	10,204,000

		26,429,000
F2 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

	Shares	Value

Computers & Peripherals—1.4%
Seagate Technology	2,300,000	$32,085,000
Electronic Equipment & Instruments—2.1%
Agilent Technologies, Inc.[1]	1,000,000	24,740,000
Amphenol Corp., Cl. A	600,000	24,072,000

		48,812,000

Internet Software & Services—0.4%
ValueClick, Inc.[1]	1,000,000	9,840,000
IT Services—1.9%
TeleTech Holdings, Inc.[1]	2,500,000	44,725,000
Semiconductors & Semiconductor Equipment—4.2%
Avago Technologies Ltd.[1]	1,400,000	21,000,000
Lam Research Corp.[1]	600,000	20,232,000
LSI Corp.[1]	5,000,000	25,600,000
Marvell Technology Group Ltd.[1]	1,200,000	16,464,000
Varian Semiconductor Equipment Associates, Inc.[1]	600,000	17,034,000

		100,330,000

Software—1.7%
Electronic Arts, Inc.[1]	1,000,000	18,240,000
McAfee, Inc.[1]	500,000	20,940,000

		39,180,000

Materials—5.4%
Chemicals—3.6%
Celanese Corp., Series A	900,000	24,705,000
Intrepid Potash, Inc.[1]	1,075,000	27,692,000
Lubrizol Corp. (The)	500,000	33,280,000

		85,677,000

Metals & Mining—1.8%
Cliffs Natural Resources, Inc.	600,000	21,342,000
Nucor Corp.	500,000	19,925,000

		41,267,000

Telecommunication Services—1.4%
Wireless Telecommunication Services—1.4%
Crown Castle International Corp.[1]	400,000	12,088,000
NII Holdings, Inc.[1]	800,000	21,544,000

		33,632,000

Utilities—8.3%
Electric Utilities—4.0%
Allegheny Energy, Inc.	1,500,000	34,230,000
Cleco Corp.	1,000,000	24,750,000
NV Energy, Inc.	3,000,000	34,380,000

		93,360,000

Energy Traders—1.0%
NRG Energy, Inc.[1]	1,000,000	22,990,000
Gas Utilities—1.1%
EQT Corp.	600,000	25,116,000
Multi-Utilities—2.2%
CMS Energy Corp.	4,000,000	53,200,000

Total Common Stocks (Cost $2,111,752,860)		2,318,451,000

Investment Company—4.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.26%[2,3] (Cost $98,188,220)	98,188,220	98,188,220

Total Investments, at Value (Cost $2,209,941,080)	102.5%	2,416,639,220
Liabilities in Excess of Other Assets	(2.5)	(58,729,404)

Net Assets	100.0%	$2,357,909,816

F3 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	October 31, 2008	Additions	Reductions	October 31, 2009

Aircastle Ltd. [a]	4,500,000	—	1,500,000	3,000,000
Atlas Air Worldwide Holdings, Inc.[a]	1,400,000	643,100	1,643,100	400,000
Oppenheimer Institutional Money Market Fund, Cl. E	108,333,522	1,408,519,906	1,418,665,208	98,188,220
Orient-Express Hotel Ltd., Cl. A	—	3,098,000	3,098,000	—
Pinnacle Entertainment, Inc.[a]	3,500,000	1,150,500	2,150,500	2,500,000

				Realized
	Value		Income	Gain (Loss)

Aircastle Ltd.[a]	$—	[b]	$1,500,000	$(12,127,374)
Atlas Air Worldwide Holdings, Inc.[a]	—	[b]	—	(38,052,784)
Oppenheimer Institutional Money Market Fund, Cl. E	98,188,220		1,349,703	—
Orient-Express Hotel Ltd., Cl. A	—		—	4,220,336
Pinnacle Entertainment, Inc.[a]	—	[b]	—	(41,010,347)

	$98,188,220		$2,849,703	$(86,970,169)

	a.	No longer an affiliate as of October 31, 2009.

	b.	The security is no longer an affiliate, therefore, the value has been excluded from this table.

3.	Rate shown is the 7-day yield as of October 31, 2009.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2—inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2009 based on valuation input level:

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$349,093,500	$—	$—	$349,093,500
Consumer Staples	178,007,000	—	—	178,007,000
Energy	157,843,500	—	—	157,843,500
Financials	457,915,000	—	—	457,915,000
Health Care	228,059,000	—	—	228,059,000
F4 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

		Level 2—	Level 3—
	Level 1—	Other Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Value

Industrials	$290,890,000	$—	$—	$290,890,000
Information Technology	301,401,000	—	—	301,401,000
Materials	126,944,000	—	—	126,944,000
Telecommunication Services	33,632,000	—	—	33,632,000
Utilities	194,666,000	—	—	194,666,000
Investment Company	98,188,220	—	—	98,188,220

Total Assets	$2,416,639,220	$—	$—	$2,416,639,220

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,111,752,860)	$2,318,451,000
Affiliated companies (cost $98,188,220)	98,188,220

2,416,639,220
Cash	79,207
Receivables and other assets:
Investments sold	13,969,001
Dividends	695,580
Other	137,408

Total assets	2,431,520,416

Liabilities
Payables and other liabilities:
Investments purchased	60,651,190
Shares of beneficial interest redeemed	10,852,116
Transfer and shareholder servicing agent fees	707,282
Trustees’ compensation	694,892
Distribution and service plan fees	494,478
Shareholder communications	160,893
Other	49,749

Total liabilities	73,610,600

Net Assets	$2,357,909,816

Composition of Net Assets
Par value of shares of beneficial interest	$999,714
Additional paid-in capital	3,508,027,707
Accumulated net investment loss	(689,843)
Accumulated net realized loss on investments and foreign currency transactions	(1,357,125,902)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	206,698,140

Net Assets	$2,357,909,816

F6 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,604,829,735 and 65,901,089 shares of beneficial interest outstanding)	$24.35
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$25.84

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $135,575,744 and 6,430,036 shares of beneficial interest outstanding)	$21.08

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $322,950,508 and 15,306,764 shares of beneficial interest outstanding)	$21.10

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $ 218,400,985 and 9,262,107 shares of beneficial interest outstanding)	$23.58

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $76,152,844 and 3,071,434 shares of beneficial interest outstanding)	$24.79
See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF OPERATIONS For the Year Ended October 31, 2009

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $42,000)	$27,863,771
Affiliated companies	2,849,703
Interest	18,402

Total investment income	30,731,876

Expenses
Management fees	13,993,115
Distribution and service plan fees:
Class A	3,651,329
Class B	1,233,275
Class C	2,909,190
Class N	961,056
Transfer and shareholder servicing agent fees:
Class A	6,625,958
Class B	843,385
Class C	1,420,265
Class N	1,251,587
Class Y	173,769
Shareholder communications:
Class A	730,232
Class B	158,512
Class C	202,075
Class N	41,459
Class Y	10,537
Trustees’ compensation	175,805
Custodian fees and expenses	11,627
Other	249,381

Total expenses	34,642,557
Less reduction to custodian expenses	(2,496)
Less waivers and reimbursements of expenses	(3,438,221)

Net expenses	31,201,840

Net Investment Loss	(469,964)
F8 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments:
Unaffiliated companies	$(756,724,232)
Affiliated companies	(86,970,169)
Closing and expiration of option contracts written	(7,616,175)
Foreign currency transactions	(6,403,361)
Increase from payment by affiliate	109,109

Net realized loss	(857,604,828)
Net change in unrealized appreciation on:
Investments	1,262,802,821
Translation of assets and liabilities denominated in foreign currencies	7,048,909
Option contracts written	5,459,970

Net change in unrealized appreciation	1,275,311,700

Net Increase in Net Assets Resulting from Operations	$417,236,908

See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended October 31,	2009	2008

Operations
Net investment loss	$(469,964)	$(5,134,329)
Net realized loss	(857,604,828)	(490,238,830)
Net change in unrealized appreciation (depreciation)	1,275,311,700	(1,788,245,125)

Net increase (decrease) in net assets resulting from operations	417,236,908	(2,283,618,284)

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	—	(300,805,963)
Class B	—	(34,293,935)
Class C	—	(77,557,352)
Class N	—	(35,173,899)
Class Y	—	(8,265,179)

	—	(456,096,328)
Tax return of capital distribution from net realized gain:
Class A	(713,563)	—
Class B	(71,905)	—
Class C	(174,171)	—
Class N	(96,466)	—
Class Y	(40,078)	—

	(1,096,183)	—

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(154,843,273)	(205,919,474)
Class B	(19,888,822)	(55,983,402)
Class C	(47,711,144)	(72,486,028)
Class N	(9,538,056)	13,190,840
Class Y	(13,735,008)	46,837,853

	(245,716,303)	(274,360,211)

Net Assets
Total increase (decrease)	170,424,422	(3,014,074,823)
Beginning of period	2,187,485,394	5,201,560,217

End of period (including accumulated net investment loss of $689,843 and $706,541, respectively)	$2,357,909,816	$2,187,485,394

See accompanying Notes to Financial Statements.
F10 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$19.90	$42.78	$36.95	$33.08	$30.08

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.02	(.08)	.05	(.04)
Net realized and unrealized gain (loss)	4.43	(19.19)	7.97	5.69	6.22

Total from investment operations	4.46	(19.17)	7.89	5.74	6.18

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	(3.71)	(2.06)	(1.87)	(3.18)
Tax return of capital from net realized gain	(.01)	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(3.71)	(2.06)	(1.87)	(3.18)

Net asset value, end of period	$24.35	$19.90	$42.78	$36.95	$33.08

Total Return, at Net Asset Value[2]	22.43%	(48.93)%	22.18%	18.04%	21.87%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,604,830	$1,476,752	$3,530,371	$2,343,715	$1,298,204

Average net assets (in thousands)	$1,421,837	$2,688,839	$3,150,544	$1,884,099	$893,501

Ratios to average net assets:[3]
Net investment income (loss)	0.13%	0.06%	(0.19)%	0.13%	(0.11)%
Total expenses	1.46%[4]	1.16%[4]	1.08%[4]	1.14%[4]	1.23%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.16%	1.08%	1.14%	1.23%

Portfolio turnover rate	99%	94%	115%	136%	121%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	1.47%
Year Ended October 31, 2008	1.16%
Year Ended October 31, 2007	1.08%
Year Ended October 31, 2006	1.14%
See accompanying Notes to Financial Statements.
F11 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$17.37	$38.10	$33.38	$30.29	$28.01

Income (loss) from investment operations:
Net investment loss[1]	(.12)	(.22)	(.36)	(.22)	(.29)
Net realized and unrealized gain (loss)	3.84	(16.80)	7.14	5.18	5.75

Total from investment operations	3.72	(17.02)	6.78	4.96	5.46

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	(3.71)	(2.06)	(1.87)	(3.18)
Tax return of capital from net realized gain	(.01)	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(3.71)	(2.06)	(1.87)	(3.18)

Net asset value, end of period	$21.08	$17.37	$38.10	$33.38	$30.29

Total Return, at Net Asset Value[2]	21.44%	(49.34)%	21.18%	17.08%	20.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$135,576	$132,365	$367,688	$327,908	$272,643

Average net assets (in thousands)	$123,578	$256,533	$370,633	$307,618	$243,754

Ratios to average net assets:[3]
Net investment loss	(0.67)%	(0.75)%	(1.00)%	(0.71)%	(0.98)%
Total expenses	2.49%[4]	1.96%[4]	1.90%[4]	1.97%[4]	2.09%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.13%	1.96%	1.90%	1.97%	2.09%

Portfolio turnover rate	99%	94%	115%	136%	121%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	2.50%
Year Ended October 31, 2008	1.96%
Year Ended October 31, 2007	1.90%
Year Ended October 31, 2006	1.97%
See accompanying Notes to Financial Statements.
F12 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class C Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$17.38	$38.10	$33.36	$30.25	$27.97

Income (loss) from investment operations:
Net investment loss[1]	(.11)	(.20)	(.34)	(.20)	(.27)
Net realized and unrealized gain (loss)	3.84	(16.81)	7.14	5.18	5.73

Total from investment operations	3.73	(17.01)	6.80	4.98	5.46

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	(3.71)	(2.06)	(1.87)	(3.18)
Tax return of capital from net realized gain	(.01)	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(3.71)	(2.06)	(1.87)	(3.18)

Net asset value, end of period	$21.10	$17.38	$38.10	$33.36	$30.25

Total Return, at Net Asset Value[2]	21.48%	(49.30)%	21.25%	17.17%	20.85%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$322,950	$318,189	$812,430	$542,273	$292,689

Average net assets (in thousands)	$291,243	$598,093	$725,723	$429,214	$199,650

Ratios to average net assets:[3]
Net investment loss	(0.62)%	(0.70)%	(0.95)%	(0.64)%	(0.91)%
Total expenses	2.24%[4]	1.91%[4]	1.84%[4]	1.92%[4]	2.03%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.08%	1.91%	1.84%	1.92%	2.03%

Portfolio turnover rate	99%	94%	115%	136%	121%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	2.25%
Year Ended October 31, 2008	1.91%
Year Ended October 31, 2007	1.84%
Year Ended October 31, 2006	1.92%
See accompanying Notes to Financial Statements.
F13 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class N Year Ended October 31,	2009	2008	2007	2006	2005

Per Share Operating Data
Net asset value, beginning of period	$19.31	$41.75	$36.24	$32.58	$29.77

Income (loss) from investment operations:
Net investment loss[1]	(.02)	(.09)	(.22)	(.08)	(.14)
Net realized and unrealized gain (loss)	4.30	(18.64)	7.79	5.61	6.13

Total from investment operations	4.28	(18.73)	7.57	5.53	5.99

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	(3.71)	(2.06)	(1.87)	(3.18)
Tax return of capital from net realized gain	(.01)	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(3.71)	(2.06)	(1.87)	(3.18)

Net asset value, end of period	$23.58	$19.31	$41.75	$36.24	$32.58

Total Return, at Net Asset Value[2]	22.19%	(49.10)%	21.71%	17.65%	21.42%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,401	$187,639	$397,075	$229,340	$102,971

Average net assets (in thousands)	$192,372	$320,483	$325,526	$171,305	$68,779

Ratios to average net assets:[3]
Net investment loss	(0.09)%	(0.29)%	(0.55)%	(0.22)%	(0.44)%
Total expenses	1.86%[4]	1.56%[4]	1.45%[4]	1.50%[4]	1.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.54%	1.50%	1.45%	1.50%	1.57%

Portfolio turnover rate	99%	94%	115%	136%	121%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	1.87%
Year Ended October 31, 2008	1.56%
Year Ended October 31, 2007	1.45%
Year Ended October 31, 2006	1.50%
See accompanying Notes to Financial Statements.
F14 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Class Y Year Ended October 31,	2009	2008	2007	2006	2005[1]

Per Share Operating Data
Net asset value, beginning of period	$20.18	$43.17	$37.14	$33.08	$33.38

Income (loss) from investment operations:
Net investment income (loss)[2]	.12	.14	.07	.26	— [3]
Net realized and unrealized gain (loss)	4.50	(19.42)	8.02	5.67	(.30)

Total from investment operations	4.62	(19.28)	8.09	5.93	(.30)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	—	(3.71)	(2.06)	(1.87)	—
Tax return of capital from net realized gain	(.01)	—	—	—	—

Total dividends and/or distributions to shareholders	(.01)	(3.71)	(2.06)	(1.87)	—

Net asset value, end of period	$24.79	$20.18	$43.17	$37.14	$33.08

Total Return, at Net Asset Value[4]	22.91%	(48.73)%	22.63%	18.64%	(0.90)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$76,153	$72,540	$93,996	$35,638	$1

Average net assets (in thousands)	$76,732	$93,084	$63,467	$12,164	$1

Ratios to average net assets:[5]
Net investment income (loss)	0.57%	0.43%	0.18%	0.76%	(0.32)%
Total expenses	0.93%[6]	0.76%[6]	0.72%[6]	0.68%[6]	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.76%	0.72%	0.68%	0.90%

Portfolio turnover rate	99%	94%	115%	136%	121%

1.	For the period from October 24, 2005 (inception of offering) to October 31, 2005.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Less than $0.005 per share.

4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5.	Annualized for periods less than one full year.

6.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended October 31, 2009	0.94%
Year Ended October 31, 2008	0.76%
Year Ended October 31, 2007	0.72%
Year Ended October 31, 2006	0.68%
See accompanying Notes to Financial Statements.
F15 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest For Value Funds, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Prior to January 1, 2009, the Fund assessed a 2% fee on the proceeds of fund shares that were redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which was retained by the Fund, is accounted for as an addition to paid-in capital.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers.
F16 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are
F17 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
F18 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3]	Tax Purposes

$—	$—	$1,299,086,359	$148,658,596

1.	As of October 31, 2009, the Fund had $1,299,086,359 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of October 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$460,115,322
2017	838,971,037

Total	$1,299,086,359

2.	During the fiscal year ended October 31, 2009, the Fund did not utilize any capital loss carryforward.

3.	During the fiscal year ended October 31, 2008, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for October 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to
	Reduction to	Accumulated Net
Reduction to	Accumulated Net	Realized Loss
Paid-in Capital	Investment Loss	on Investments

$1,574,677	$486,662	$1,088,015
The tax character of distributions paid during the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended	Year Ended
	October 31, 2009	October 31, 2008

Distributions paid from:
Ordinary income	$—	$172,043,745
Long-term capital gain	—	284,052,583
Return of capital	1,096,183	—

Total	$1,096,183	$456,096,328

F19 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of October 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,267,980,624

Gross unrealized appreciation	$247,953,711
Gross unrealized depreciation	(99,295,115)

Net unrealized appreciation	$148,658,596

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended October 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$96,426
Payments Made to Retired Trustees	116,903
Accumulated Liability as of October 31, 2009	594,951
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date.
F20 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended October 31, 2009		Year Ended October 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	17,697,341	$356,580,088	14,579,144	$480,189,852
Dividends and/or distributions reinvested	37,357	628,715	6,926,755	262,385,484
Redeemed	(26,036,406)	(512,052,076)[1]	(29,827,590)	(948,494,810)[2]

Net decrease	(8,301,708)	$(154,843,273)	(8,321,691)	$(205,919,474)

Class B
Sold	1,336,473	$23,405,333	947,552	$26,648,788
Dividends and/or distributions reinvested	4,405	64,673	922,273	30,711,680
Redeemed	(2,530,800)	(43,358,828)[1]	(3,900,257)	(113,343,870)[2]

Net decrease	(1,189,922)	$(19,888,822)	(2,030,432)	$(55,983,402)

Class C
Sold	3,203,323	$56,672,219	2,707,673	$78,229,969
Dividends and/or distributions reinvested	8,666	127,216	1,615,748	53,788,265
Redeemed	(6,218,138)	(104,510,579)[1]	(7,336,844)	(204,504,262)[2]

Net decrease	(3,006,149)	$(47,711,144)	(3,013,423)	$(72,486,028)

Class N
Sold	3,721,546	$72,062,739	3,070,051	$97,470,679
Dividends and/or distributions reinvested	4,788	78,185	783,162	28,867,366
Redeemed	(4,179,155)	(81,678,980)[1]	(3,647,956)	(113,147,205)[2]

Net increase (decrease)	(452,821)	$(9,538,056)	205,257	$13,190,840

Class Y
Sold	2,526,104	$51,589,183	2,584,302	$82,871,336
Dividends and/or distributions reinvested	2,118	36,150	175,077	6,700,208
Redeemed	(3,051,173)	(65,360,341)[1]	(1,342,519)	(42,733,691)[2]

Net increase (decrease)	(522,951)	$(13,735,008)	1,416,860	$46,837,853

1.	Net of redemption fees of $14,378, $1,264, $2,957, $1,846 and $832 for Class A, Class B, Class C, Class N and Class Y, respectively.

2.	Net of redemption fees of $30,623, $2,922, $6,812, $3,650 and $1,060 for Class A, Class B, Class C, Class N and Class Y, respectively.
F22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended October 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$1,964,446,363	$2,160,026,488
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $400 million	0.80%
Next $400 million	0.75
Next $1.2 billion	0.60
Next $4.0 billion	0.58
Over $6.0 billion	0.56
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended October 31, 2009, the Fund paid $7,203,797 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) for Class A shares. Under the Plan, the Fund pays a service fee to the Distributor of up to 0.25% of the daily net assets of Class A shares. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Under the Plan, the Fund may also pay an asset-based sales charge to the Distributor. Beginning January 1, 2003, the Board of Trustees set the annual asset-based sales charge rate at zero. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
F23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2009 were as follows:

Class C	$8,109,362
Class N	4,034,180
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

October 31, 2009	$333,468	$3,961	$305,145	$22,689	$1,537
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
During the year ended October 31, 2009, OFS waived transfer and shareholder servicing agent fees as follows:

Class A	$1,773,850
Class B	428,394
Class C	426,451
Class N	590,421
F24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

     The Manager has agreed to reimburse the Fund for certain costs associated with soliciting proxies for the special shareholder meeting as described below. During the year ended October 31, 2009, the Manager reimbursed the Fund $66,433 for proxy related costs.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended October 31, 2009, the Manager waived $152,672 for IMMF management fees.
     During the year ended October 31, 2009, the Manager voluntarily reimbursed the Fund $109,109 for certain transactions. The payment increased the Fund’s total returns by less than 0.01%.
5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.
Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:
Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.
Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.
Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar
F25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5.	Risk Exposures and the Use of Derivative Instruments Continued appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.
     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.
Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Credit Related Contingent Features. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage
F26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.
Foreign Currency Exchange Contracts
The Fund may enter into current and forward foreign currency exchange contracts for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Foreign currency exchange contracts are reported on a schedule following the Statement of Investments. These contracts will be valued daily based upon the closing prices of the currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     The Fund has purchased and sold foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default. If the counter-party defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.
     As of October 31, 2009, the Fund held no outstanding forward contracts.
Option Activity
The Fund may buy and sell put and call options, or write put and covered call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.
     Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Options written are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities.
F27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Risk Exposures and the Use of Derivative Instruments Continued
     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.
     Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.
Written option activity for the year ended October 31, 2009 was as follows:

	Put Options
	Number of	Amount of
	Contracts	Premiums

Options outstanding as of October 31, 2008	5,750	$2,202,250
Options closed or expired	(5,750)	(2,202,250)

Options outstanding as of October 31, 2009	—	$—

6. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 16, 2009, the date the financial statements were issued. This evaluation determined that there are no subsequent events that necessitated disclosures and/or adjustments.
7. Pending Litigation
During 2009, a number of lawsuits have been filed in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not against the Fund). The lawsuits naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     A lawsuit has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Fund), on behalf of the Oregon College Savings Plan Trust, and other lawsuits have been brought in state court against the Manager and that subsidiary (but not against the Fund), on behalf of the New
F28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Mexico Education Plan Trust. An agreement in principal has been reached to settle the lawsuit on behalf of the Oregon College Savings Plan Trust. All of these lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed in 2008 and 2009 in various state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those lawsuits relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”) and allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the Trustees named in those suits. While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.
F29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Quest For Value Funds:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Small- & Mid- Cap Value Fund (one of the portfolios constituting the Oppenheimer Quest For Value Funds), including the statement of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Small- & Mid- Cap Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
December 16, 2009
F30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended October 31, 2009 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended October 31, 2009 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2009, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
21 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Report of SHAREHOLDER MEETING Unaudited
On June 25, 2009 a special meeting of shareholders was held to vote on the following proposals that were approved.
The following is a report of the results from the meeting:
Proposal 1: The election of ten Trustees for the Fund:

Nominee	For	Withheld	Total

Trustees
David Downes	76,299,218.5442	3,561,552.4340	79,860,770.9782
Matthew Fink	76,299,267.5505	3,561,503.4277	79,860,770.9782
Phillip Griffiths	76,291,041.7671	3,569,729.2111	79,860,770.9782
Mary F. Miller	76,366,744.5924	3,494,026.3858	79,860,770.9782
Joel W. Motley	76,313,069.4442	3,547,701.5340	79,860,770.9782
John V. Murphy	76,313,573.3660	3,547,197.6122	79,860,770.9782
Mary Ann Tynan	76,351,584.2547	3,509,186.7235	79,860,770.9782
Joseph M. Wilker	76,326,150.8011	3,534,620.1771	79,860,770.9782
Peter I Wold	76,317,955.4409	3,542,815.5373	79,860,770.9782
Brian F. Wruble	76,291,726.9777	3,569,044.0005	79,860,770.9782
Proposal 3(a): To approve an Amended and Restated Agreement and Declaration of Trust:

For	Against	Abstain	Total

35,518,464.9505	1,485,328.2224	1,993,199.8053	38,996,992.9782
22 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited
Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.
     The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.
     Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.
     Nature, Quality and Extent of Services. The Board considered information about the nature, quality, and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.
23 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued
     The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John Damian, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.
     Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load mid-cap value funds. The Board noted that the Fund’s one-year, three-year, five-year and ten-year performance was below its peer group median.
     Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap value funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual and actual management fees and total expenses were lower than or equal to its peer group median.
     Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the
24 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.
     Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.
     Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.
     Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement through September 30, 2010. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.
25 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, or, if available, the fund’s summary prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, or, if available, the summary prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
26 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2001) Age: 66	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999- September 2004). Oversees 58 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2005) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (January 2006-2007); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 58 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2009) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 58 portfolios in the OppenheimerFunds complex.
27 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

Phillip A. Griffiths, Trustee (since 2009) Age: 71	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 58 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2009) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 58 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2009) Age: 57	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 58 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2009) Age: 64	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 58 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2009) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994- December 2001). Oversees 58 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2009) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 58 portfolios in the OppenheimerFunds complex.
28 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2009) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 58 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, Trustee (since 2005), President and Principal Executive Officer (since 2001) Age: 60	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Vice Chairman of the Investment Company Institute’s Board of Governors (since October 2009); Member of the Investment Company Institute’s Board of Governors (since October 2003) and Chairman of the Investment Company Institute’s Board of Governors (October 2007- September 2009). Oversees 95 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Damian, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.
29 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

John Damian, Vice President and Portfolio Manager (since 2001) Age: 41	Senior Vice President and Head of Value Equity Investments (since February 2007); Vice President of the Manager (September 2001-February 2007). Senior Analyst/Director for Citigroup Asset Management (November 1999-September 2001). An portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Chief Business Officer (since 2009) Age: 54	Senior Vice President of the Manager (since September 2009); Director of Investment Brand Management (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 95 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 59	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 95 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 50	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 95 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2001) Age: 61	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985- December 2003). An officer of 95 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
30 | OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $70,900 in fiscal 2009 and $79,200 in fiscal 2008.
(b) Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees for the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed $269,540 in fiscal 2008 and $315,000 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 157.
(c) Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $24,400 in fiscal 2009 and no such fees in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Fees related to tax filings.
(d) All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $293,940 in fiscal 2009 and $315,000 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Quest for Value Funds

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	12/10/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy John V. Murphy
Principal Executive Officer

Date:	12/10/2009

By:	/s/ Brian W. Wixted Brian W. Wixted
Principal Financial Officer

Date:	12/10/2009